UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235

Name and address of agent for service:	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: John H. Lively Practus LLP 11300 Tomahawk Creek Parkway, Ste. 310 Leawood, KS 66211

Registrant's telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2019

Item 1.	Reports to Stockholders

INDEX	Toreador International Fund
Toreador Core Fund
Toreador Explorer Fund
Toreador Select Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all Funds held with the Funds complex/your financial intermediary.

TOREADOR FUNDS

Toreador Core Fund

Toreador International Fund

Toreador Explorer Fund

Toreador Select Fund

ANNUAL REPORT

For the year ended April 30, 2019

Toreador Funds

Important Disclosure Statements

The Funds’ prospectus contains important information about each Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Funds’ past performance does not guarantee future results. The investment return and principal value of an investment in a Fund will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Funds’ prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550.

Stated performance in the Funds was achieved at some or all points during the period by Toreador Research and Trading (“TRT”), the investment advisor to the Fund. TRT waived or reimbursed part of each Fund’s total expenses. Had TRT not waived or reimbursed expenses of the Funds, each Fund’s performance would have been lower.

Information provided with respect to the Funds’ Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of April 30, 2019 and are subject to change at any time.

ANNUAL REPORT

Toreador Core Fund

Management’s Discussion of Fund Performance (unaudited)

For the year ended April 30, 2019, the Toreador Core Fund’s (the “Fund”) Investor Class shares returned 4.89% and Institutional Class shares returned 5.15% versus 13.33% for the Russell 1000 Index. The Fund’s underperformance was largely attributable to poor performing Infotech, Consumer Discretionary, Consumer Staples, and Healthcare.

In InfoTech, the Fund’s performance suffered from poor stock selection including: First Solar (FSLR), CommScope Holdings (COMM), Lam Research (LRCX), and Skyworks Solutions (SWKS). US solar companies including First Solar had a difficult time in much of calendar 2018 as China in early June unexpectedly cut subsidies on solar projects. China’s demand accounted for nearly half of the global solar market, and the markets anticipated that the government’s move would surely suppress solar prices. For CommScope, the company in early May of 2018 lowered FY18 earnings per share guidance to a range of $2.33 to $2.48, down from the previous range of $2.56 to $2.71. The downward revision was a result of price reduction in the US and higher input costs. Both Lam Research and Skyworks Solutions had a difficult 2nd half of calendar 2018, as the companies mirrored the broad decline of the semiconductor industry. Lam Research, the largest equipment supplier to the memory industry, has been experiencing some near-term headwinds, including lower capital spending on NAND flash memory makers, and forecast market share loss from the adoption of extreme ultraviolet (EUV) technology for chip making starting in 2019. Skyworks is the market leader in power amplifiers, front end modules and other radio frequency (“RF”) components for mobile devices, with Apple being its largest customer and nearly a quarter of its revenues from China. The slowdown in China’s economy, and declining iPhone sales have pressured Skyworks’ top line.

In the Consumer space, Macy’s (M), Aramark (ARMK), Delphi Technologies (DLPH), Sprouts Farmers Market (SFM), and Walgreens (WBA), were among the leading underperformers. Macy’s posted weak 2018 holiday results, shaking confidence in the retailer’s turnaround. Aramark, a leading provider of food, facility and uniform services, has been struggling with soft organic growth and margin erosion. Separately, worries for automobile demand has weighed heavily on Delphi which saw its operation challenged due to the plateau of new vehicle sales. In late 2018, Delphi cut its common dividend and forced its CEO to resign. Sprouts Farmers Market, for much of 2018 had to deal with deflation in certain produce, the hit to its operating margins due to wage investment, and overall elevated competitive pressure. Lastly, Walgreens is challenged by ongoing pharmacy reimbursement and pricing pressures, and lackluster sales at its front-end stores.

ANNUAL REPORT

Toreador Core Fund

Management’s Discussion of Fund Performance (unaudited) - continued

In Healthcare, Perrigo (PRGO), AbbVie (ABBV), and CVS Health (CVS) were the largest detractors. Perrigo suffered a big blow in December of 2018 when it was revealed the company had been notified by the Irish government that it owes 1.64 billion euros ($1.87 billion) in back taxes. AbbVie is suffering from negative sentiments regarding the longevity of its blockbuster drug Humira as it starts facing biosimilar competition in Europe in 2019. For CVS, it is also challenged by ongoing pharmacy reimbursement and pricing pressures, like Walgreens, while its Omnicare business, a pharmacy chain serving nursing homes and long-term care facilities, is also struggling, due to nursing-homes going bankrupt amid declining occupancy rates and payment pressures.

On the other hand, Financials were the best performing sector for the Fund in fiscal 2018, thanks to the Fund’s ownership in credit card companies, such as American Express (AXP) and Discovery Financials (DFS). In addition, Credit Acceptance Corp (CACC) also posted strong returns. CACC offers auto loans to subprime consumers through partnerships with individual car dealers by servicing pools of loans and charging fees. In Industrials, the Fund’s TransDigm Group (TDG) and Union Pacific (UNP) holdings helped the sector to outperform. TransDigm is a leading global designer, producer and supplier of highly engineered aircraft components for use on nearly all commercial and military aircraft and is benefiting from increased defense spending and a still healthy commercial aerospace cycle. Union Pacific is among the largest rail road companies in the country, with its network linking 23 states in the western two-thirds of the US. The company has benefitted lately from operation efficiency improvement and a continuously robust US economy.

Large cap stocks delivered another stunningly positive FY2018 and investors quickly shrugged off the 4th quarter calendar year 2018 slump with a strong Q1 performance in calendar 2019. The Fed’s latest “no rate hike” forecast in calendar 2019, together with optimism of a potential trade agreement with China, lured investors back to the US equity market.

The question hovering around consumers’ heads remains to be: When will the next recession hit? While it is an important question to answer, it is not particularly meaningful in guiding our investment practice. A blip in US economic growth has little impact on the fundamental strength or potential of the overall US economy in the long run. It is important to remember that the US economy is among the longest duration entity in the world, and the equity market is an epitome of corporate America. If the US economy is still capable of growing at positive rates in the long term, corporate America will see its value grow and so will the equity market.

Toreador Core Fund

Management’s Discussion of Fund Performance (unaudited) - continued

ANNUAL REPORT

It is critical, however, that our assumption remains intact that the best days are ahead for the US. We have always taken it for granted this assumption would hold true, as that has been the case for the past 250 years. Free private enterprises have been the true engine of growth for the US, and the combination of capitalism and principles laid out by the founding fathers have worked spectacularly well in making this young nation the most prosperous country on the earth. With the progressive camp in the democratic party being increasingly bold and outspoken, the 2020 US presidential election promises to have a heated debate over socialism and capitalism. We are getting a taste of those debates hearing the leftist democrats touting economic policies such as: the Green New Deal, Medicare For All, hiking top marginal income tax rate to 70%, among others. Though the progressives argue their policies are inspired by the success of the Nordic countries of Sweden, Finland, and Norway rather than Venezuela or Cuba, their proposals ignore the actual practices of those Nordic countries, which indeed tend to have a big safety net but also have more recently moved in the direction of cutting taxes, reining government benefits and freeing up their economies.

If our capitalism based, free enterprise driven economy can continue to unleash its power, the future will remain bright and the upward bias of the equity market would hold true. We hope to deliver good performance in the coming year and our strategy continues to consist of:

1.Buying companies trading below our estimate of their intrinsic value;

2.Avoiding wealth destroying management teams; and

3.Investing across a broad range of economic sectors.

We remain confident in our belief that over time, such an approach leads to strong and sustainable returns.

Thank you for your continued trust and investment in our Fund.

ANNUAL REPORT

Toreador Core Fund

COMPARISON OF $10,000 INVESTMENT IN TOREADOR CORE FUND INVESTOR CLASS SHARES VS. RUSSELL 1000® INDEX AND S&P 500® INDEX

$45
$40
$35
$30
$25
$20
$15
$10
$5
Thousands
$41,855
$41,602
$36,561
04/30/09
04/30/10
04/30/11
04/30/12
04/30/13
04/30/14
04/30/15
04/30/16
04/30/17
04/30/18
04/30/19
Toreador Core Fund Investor Class
S&P 500® Index
Russell 1000® Index

Past performance is not predictive of future performance.

		Average Annual Return
	Total Return One Year Ended 4/30/19	Five Years Ended 4/30/19	Since Inception 8/31/09 to 4/30/2019	Ten Years Ended 4/30/2019
Toreador Core Fund – Investor	4.89%	9.88%	N/A	13.84%
Toreador Core Fund – Institutional	5.15%	10.15%	12.68%	N/A
Russell 1000® Index:	13.33%	11.41%	14.00%	15.39%
S&P 500® Index:	13.49%	11.63%	13.94%	15.32%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

(The comparative indexes are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

The Russell 1000® Index is a stock market index that represents the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of that index.

The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.

The S&P 500® Index is designed to be a leading indicator of the U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

ANNUAL REPORT

Toreador Core Fund

Portfolio Compositionas of April 30, 2019 (unaudited)

Holdings by Sector/Asset Class	% of Net Assets
Common Stocks:
Information Technology	22.17%
Consumer Discretionary	14.84%
Financials	14.20%
Health Care	12.23%
Industrial	9.65%
Consumer Staples	7.45%
Energy	4.52%
Communication Services	3.39%
Real Estate	3.38%
Utilities	2.89%
Materials	2.63%
Telecommunications	1.03%
Exchange Traded Funds:
Large Cap	1.36%
Money Market Fund	1.19%
Purchased Options:
Call Options	0.19%
Total Investments	101.12%

See Notes to Financial Statements

ANNUAL REPORT

Toreador Core Fund

Schedule of InvestmentsApril 30, 2019

	Shares	Fair Value
COMMON STOCKS – 98.38%

COMMUNICATIONS SERVICES – 3.39%
Charter Communications, Inc. – Class A*	2,717	$1,008,523
Facebook, Inc. – Class A*	5,390	1,042,426
Sirius XM Holdings Inc.	144,915	841,956
		2,892,905

CONSUMER DISCRETIONARY – 14.84%
AMC Networks Inc. – Class A*	16,931	988,940
Aptiv PLC	11,441	980,494
Booking Holdings Inc.*	582	1,079,604
BorgWarner, Inc.	22,553	942,039
CBS Corp. – Class B	18,788	963,261
Kohl’s Corp.	13,916	989,428
Macy’s Inc.	42,385	997,743
Marriott International, Inc. – Class A	7,350	1,002,687
Omnicom Group Inc.	11,794	943,874
O’Reilly Automotive, Inc.*	2,518	953,239
PulteGroup, Inc.	33,470	1,052,966
Toll Brothers, Inc.	22,595	860,869
Viacom Inc. – Class B	30,653	886,178
		12,641,322

CONSUMER STAPLES – 7.45%
Constellation Brands, Inc. – Class A	5,743	1,215,621
The JM Smucker Co.	9,732	1,193,435
Mondelez International, Inc. – Class A	20,925	1,064,036
Monster Beverage Corp.*	16,266	969,454
Walgreens Boots Alliance, Inc.	17,574	941,439
Walmart Inc.	9,347	961,245
		6,345,230

ENERGY – 4.52%
Antero Resources Corp.*	93,840	680,340
Kinder Morgan, Inc.	40,000	794,800
Marathon Petroleum Corp.	10,833	659,405
PBF Energy Inc. – Class A	26,009	873,382
Valero Energy Corp.	9,324	845,314
		3,853,241

Toreador Core Fund

Schedule of Investments - continuedApril 30, 2019

See Notes to Financial Statements

ANNUAL REPORT

	Shares	Fair Value
FINANCIALS – 14.20%
Aflac Inc.	18,311	$922,508
Ally Financial Inc.	42,017	1,248,325
American Express Company	8,190	960,114
Ameriprise Financial, Inc.	6,921	1,015,795
Capital One Financial Corp.	11,246	1,043,966
Credit Acceptance Corp.*	2,606	1,293,149
Discover Financial Services	13,133	1,070,208
Lincoln National Corp.	16,768	1,118,761
Morgan Stanley	21,253	1,025,457
Prudential Financial, Inc.	11,039	1,166,933
S&P Global Inc.	5,585	1,232,386
		12,097,602

HEALTH CARE – 12.23%
AbbVie Inc.	10,649	845,424
Allergan PLC	5,476	804,972
Amgen Inc.	4,395	788,111
Anthem, Inc.	3,120	820,654
Centene Corp.	14,868	766,594
Cerner Corp.*	16,042	1,065,991
Gilead Sciences, Inc.	13,939	906,593
HCA Healthcare, Inc.	6,412	815,799
Johnson & Johnson	5,838	824,326
Merck & Co., Inc.	11,190	880,765
Molina Healthcare, Inc.*	6,644	861,262
Stryker Corp.	5,494	1,037,872
		10,418,363

INDUSTRIAL – 9.65%
Allison Transmission Holdings, Inc.	21,365	1,001,164
HD Supply Holdings, Inc.*	22,911	1,046,804
The Middleby Corp.*	6,845	904,430
Sensata Technologies Holding PLC*	18,871	942,418
TransDigm Group Inc.*	2,349	1,133,439
Union Pacific Corp.	5,624	995,673
United Continental Holdings, Inc.*	11,240	998,786
United Rentals, Inc.*	8,519	1,200,497
		8,223,211

See Notes to Financial Statements

ANNUAL REPORT

Toreador Core Fund

Schedule of Investments - continuedApril 30, 2019

	Shares	Fair Value
INFORMATION TECHNOLOGY – 22.17%
Alphabet Inc. – Class A*	855	$1,025,111
Broadcom Inc.	3,089	983,538
CDW Corp.	10,703	1,130,237
Fidelity National Information Services, Inc.	8,995	1,042,790
Fiserv, Inc.*	10,626	927,012
FleetCor Technologies, Inc.*	3,970	1,035,971
Hewlett Packard Enterprise Co.	57,129	903,209
Intel Corp.	15,863	809,647
Jabil Inc.	32,122	970,406
KLA-Tencor Corp.	8,005	1,020,477
Leidos Holdings, Inc.	13,095	962,221
MasterCard Inc. – Class A	4,568	1,161,368
NCR Corp.*	32,877	951,789
ON Semiconductor Corp.*	44,299	1,021,535
Qorvo, Inc.*	13,635	1,030,942
Visa, Inc. – Class A	5,964	980,660
The Western Union Co.	44,354	862,242
Xerox Corp.	33,957	1,132,806
Zebra Technologies Corp.*	4,432	935,772
		18,887,733

MATERIALS – 2.63%
Celanese Corp. – Class A	11,239	1,212,576
LyondellBasell Industries NV – Class A	11,698	1,032,115
		2,244,691

REAL ESTATE – 3.38%
Host Hotels & Resorts, Inc.	46,404	892,813
Medical Properties Trust, Inc.	56,296	982,928
VEREIT, Inc.	121,263	1,001,632
		2,877,373

TELECOMMUNICATIONS – 1.03%
Verizon Communications Inc.	15,403	880,898

UTILITIES – 2.89%
The AES Corp.	47,103	806,403
Exelon Corp.	15,834	806,742
Vistra Energy Corp.*	31,083	847,012
		2,460,157

Toreador Core Fund

Schedule of Investments - continuedApril 30, 2019

See Notes to Financial Statements

ANNUAL REPORT

	Shares	Fair Value
TOTAL COMMON STOCKS – 98.38%
(Cost: $70,622,497)		$83,822,726

EXCHANGE TRADED FUNDS – 1.36%

LARGE CAP – 1.36%
SPDR S&P 500 ETF Trust	3,930	1,155,499

TOTAL EXCHANGE TRADED FUNDS – 1.36%
(Cost: $1,094,585)		1,155,499

MONEY MARKET FUND – 1.19%
Federated Treasury Obligations Fund – Institutional Class 2.33%**	1,013,856	1,013,856

TOTAL MONEY MARKET FUND – 1.19%
(Cost: $1,013,856)		1,013,856

PURCHASED OPTIONS – 0.19%

CALL OPTIONS – 0.19%

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Micron Technology, Inc.	500	$2,103,000	$50.00	1/17/20	162,500
TOTAL CALL OPTIONS					162,500

TOTAL PURCHASED OPTIONS – 0.19%
(Cost: $513,894)					162,500

TOTAL INVESTMENTS – 101.12%
(Cost: $73,244,832)					86,154,581
Liabilities in excess of other assets – (1.12)%					(956,305)
NET ASSETS – 100.00%					$85,198,276

*Non-income producing

**Effective 7 day yield as of April 30, 2019

ANNUAL REPORT

Toreador International Fund

Management’s Discussion of Fund Performance (unaudited)

For the Fund’s fiscal year ending April 30, 2019, the Toreador International Fund’s (the “Fund”) Institutional and Investor shares declined 9.05% and 9.28%, respectively versus a decline of 3.22% for its benchmark, the MSCI EAFE Index. This was the Fund’s sixth full year managed by Toreador Research and Trading (“TRT”) following a diversified international investment strategy.

TRT manages the Fund utilizing our proprietary valuation system where we identify companies at a discount to TRT’s estimate of the company’s intrinsic value.

For the year, the Fund gained the most in the following countries:

NORWAY

SWEDEN

CANADA

Conversely, the Fund suffered losses the most in the following countries:

JAPAN

GERMANY

UNITED KINGDOM

As the Fund invests across its holdings in an approximately equal weighted basis, there are very few differences across its positions in each stock held in the portfolio. However, our largest positions at the fiscal year end were:

SOFTBANK GROUP CORP	2.08%
3I GROUP PLC	1.76%
KERING	1.73%
ACEA SPA	1.71%

The Fund employs a process that balances valuation, momentum, and corporate performance factors to determine its buy and sell actions.

Toreador International Fund

Management's Discussion of Fund Performance (unaudited) - continued

ANNUAL REPORT

In any given shorter-term time period, which we tend to typically define as 5 years or less, the market or markets may seem to irrationally price securities resulting in the Fund’s underperformance. However, our experience is that over the long-term, exposure to these factors in the manner we employ tend to result in positive performance.

The Fund’s 3 worst performers were Indivior PLC, Coca-Cola Bottlers Japan, and Stora Enso OYJ. Indivior PLC was hurt by US courts allowing generic versions of its opioid dependence treatment, Suboxone, into US markets. The ruling lowered the price and market share for Indivior. Though we suffered a relatively big loss, we were able to exit the position before another adverse ruling for the company and the stock went down an additional 67% from our exit date to April 30, 2019. Coca-Cola Bottlers Japan’s earnings were hurt due to natural disasters – torrential rains shut down a major plant impacting its supply chain. We exited the position as its supply chain turnaround was uncertain. Stora Enso, a Finnish pulp, paper and packaging board maker, was hurt due to hot & dry weather creating wildfires and machine breakdowns and industry was also hurt due to lower demand from increased trade tensions leading to lowering profitability.

The Fund’s 3 best performers were Softbank Group, China Resources Gas, Novartis AG. Softbank Group benefitted as it was able to increase its profitability and monetize many of its prior investments at a profit. China Resource Gas did well as it saw higher demand as China better prepared for winter to avoid the shortages it experienced in the past and its natural gas benefits from China’s drive to cleaner burning fuel. Novartis’s performed better as company improved profitability as the new CEO focused on being a company of breakthrough medicines, data science and advanced therapy platforms.

Looking forward, we expect volatility to increase in markets around the world, which may cause short-term pain and under performance. Our answer to this is we will look to continue buying stocks we believe are miss-priced across countries and sectors. As bottom-up, fundamentally oriented stock pickers, we do not try to forecast country or sector returns to make large bets. Rather we evaluate potential investments, one stock at a time, ensuring its merits rank sufficiently high within our investment criteria to warrant putting your investment capital to work. We do not know how long it will take for such miss-pricings to correct themselves but over time we are confident they will, and your patience with our investment process should be well rewarded.

We thank you for placing your investments and confidence in our Fund.

ANNUAL REPORT

Toreador International Fund

COMPARISON OF $10,000 INVESTMENT IN TOREADOR INTERNATIONAL FUND INVESTOR CLASS SHARES VS. THE MSCI EAFE INDEX

$15
$14
$13
$12
$11
$10
Thousands
$14,205
$12,623
12/27/12
04/30/13
04/30/14
04/30/15
04/30/16
04/30/17
04/30/18
04/30/19

Past performance is not predictive of future performance.

Toreador International Fund Investor Class Shares
MSCI EAFE Index

		Average Annual Return
	Total Return One Year Ended 4/30/19	Five Years Ended 4/30/19	Since Inception 12/27/2012 to 4/30/2019
Toreador International Fund – Investor:	-9.28%	-0.10%	3.74%
Toreador International Fund – Institutional:	-9.05%	0.17%	4.02%
MSCI EAFE Index:	-3.22%	2.60%	5.69%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

ANNUAL REPORT

Toreador International Fund

Portfolio Compositionas of April 30, 2019 (unaudited)

Holdings by Sector/Asset Class	% of Net Assets
Common Stocks:
Banks	11.52%
Pharmaceuticals	6.28%
Oil & Gas	5.62%
Telecommunications	4.80%
Commercial Services	4.31%
Agriculture	4.07%
Private Equity	3.20%
REITS	2.89%
Real Estate	2.84%
Beverages	2.83%
Building Materials	2.82%
Engineering & Construction	2.82%
Electronics	2.79%
Home Builders	2.71%
Gas	2.57%
Software	2.42%
Food	2.41%
Airlines	2.31%
Apparel	1.71%
Electric	1.69%
Electrical Components & Equipment	1.57%
Cosmetics/Personal Care	1.49%
Miscellaneous Manufacturing	1.49%
Insurance	1.48%
Auto Manufacturers	1.47%
Food Service	1.47%
Aerospace/Defense	1.46%
Media	1.45%
Entertainment	1.42%
Retail	1.41%
Healthcare – Services	1.39%
Chemicals	1.34%
Diversified Financial Services	1.25%
Computers	1.24%
Auto Parts & Equipment	1.22%
Forest Products & Paper	1.22%
Iron/Steel	1.21%
Biotechnology	1.20%
Mining	1.14%
Exchange Traded Funds:
Equity Fund	0.51%
Total Investments	99.04%

See Notes to Financial Statements

ANNUAL REPORT

Toreador International Fund

Schedule of InvestmentsApril 30, 2019

	Shares	Fair Value
COMMON STOCK – 98.53%

AUSTRALIA – 5.52%
Aristocrat Leisure Ltd	15,430	$283,300
Mirvac Group	155,022	308,853
Qantas Airways Ltd	61,223	241,797
Stockland Corp. Ltd	101,762	270,085
		1,104,035

AUSTRIA – 1.49%
OMV AG	5,573	297,964

BELGIUM – 1.45%
KBC Group NV	3,932	290,664

CANADA – 5.42%
Canadian Imperial Bank of Commerce	3,265	274,978
Dollarama, Inc.	9,430	282,549
Eldorado Gold Corp.*	54,901	228,388
Power Corp. of Canada	12,975	296,985
		1,082,900

CHINA – 5.61%
China Conch Venture Holdings Ltd	88,914	300,332
China Resources Cement Holdings Ltd	272,781	272,941
China Resources Gas Group Ltd	65,264	301,971
Huishang Bank Corp. Ltd	575,161	246,328
		1,121,572

DENMARK – 1.20%
H. Lundbeck A/S	5,723	240,394

FINLAND – 1.22%
Stora Enso OYJ-R SHS	19,751	244,705

FRANCE – 8.62%
Atos SE	2,419	248,591
Kering S.A.	580	342,248
Pernod Ricard SA	1,703	296,229
Sanofi ADR	6,200	271,126
Thales SA	2,455	292,616
Total SA-Spon ADR	4,891	272,282
		1,723,092

Toreador International Fund

Schedule of Investments - continuedApril 30, 2019

See Notes to Financial Statements

ANNUAL REPORT

	Shares	Fair Value
GERMANY – 6.86%
Freenet AG	12,547	$293,622
Fresenius SE & Co KGAA	4,923	278,811
Hochtief AG	1,702	253,462
Porsche Automobile Holding-P	4,243	293,795
Software AG	6,622	251,802
		1,371,492

GREAT BRITAIN – 12.57%
3i Group PLC	24,961	348,091
Berkeley Group Holdings	5,451	266,714
BTG PLC*	23,316	253,773
Centrica PLC	152,656	211,294
Compass Group PLC	12,932	293,635
Imperial Brands PLC-Spon ADR	8,340	266,880
Intermediate Capital Group*	18,941	291,652
Sensata Technologies Holding PLC*	5,692	284,258
Unilever PLC-Spon ADR	4,907	298,346
		2,514,643

HONG KONG – 3.95%
China Resources Land Ltd	67,988	295,943
SINO Biopharmaceutical	232,248	223,207
The Wharf (Holdings) Ltd	94,545	271,750
		790,900

IRELAND – 1.23%
Glanbia PLC	13,331	245,246

ITALY – 3.08%
ACEA SpA	18,651	337,895
ENI SpA-Spon ADR	8,183	277,649
		615,544

JAPAN – 21.29%
Astellas Pharma, Inc.	19,000	257,324
Chiba Bank Ltd	43,400	226,309
Dai Nippon Printing Co., LTD	11,800	278,849
FUJIFILM Holdings Corp.	6,400	297,771
Fukuoka Financial Group, Inc.	12,000	277,437
HASEKO Corp.	22,800	274,410
Japan Tobacco, Inc.	10,800	249,693
Kirin Holdings Company, LTD	11,900	269,090

See Notes to Financial Statements

ANNUAL REPORT

Toreador International Fund

Schedule of Investments - continuedApril 30, 2019

	Shares	Fair Value
Mitsubishi UFJ Financial Group Inc.	47,900	$236,405
Mixi, Inc.	10,800	232,439
Orix Corp.	17,800	251,056
Resona Holdings, Inc.	52,900	223,004
Shinsei Bank, Ltd.	20,500	283,711
Softbank Group Corp. Unsponsored ADR	7,734	411,294
Sumitomo Mitsui Trust Holdings, Inc.	7,050	244,491
Toyota Boshoku Corp.	16,500	243,457
		4,256,740

LUXEMBOURG – 1.21%
ArcelorMittal	11,047	241,266

NETHERLANDS – 2.91%
LyondellBasell Industries N.V.	3,041	268,307
Signify N.V.	10,494	314,081
		582,388

NEW ZEALAND – 1.10%
Air New Zealand Ltd	123,096	220,386

NORWAY – 1.18%
SalMar ASA	5,214	236,438

SPAIN – 4.38%
ACS Actividades Cons Y S	6,761	309,852
Mediaset Espana Comunicacion, S.A.	37,458	289,398
Repsol, S.A.	16,350	276,986
		876,236

SWEDEN – 2.76%
Swedish Match AB	6,110	297,271
Telia Co. AB	59,759	254,168
		551,439

SWITZERLAND – 5.48%
ABB Ltd	13,245	273,642
Adecco SA-REG	4,909	281,587
LafargeHolcim Ltd	5,660	290,601
Novartis AG-Spon ADR	3,035	249,568
		1,095,398

Toreador International Fund

Schedule of Investments - continuedApril 30, 2019

See Notes to Financial Statements

ANNUAL REPORT

	Shares	Fair Value
TOTAL COMMON STOCKS – 98.53%
(Cost: $ 19,980,090)		$19,703,442

EXCHANGE TRADED FUNDS – 0.51%
Vanguard FTSE All-World ex-US ETF	2,000	103,160

TOTAL EXCHANGE TRADED FUNDS – 0.51%
(Cost: $ 95,650)		103,160

TOTAL INVESTMENTS – 99.04%
(Cost: $ 20,075,740)		19,806,602
Other assets, net of liabilities – 0.96%		191,041
TOTAL NET ASSETS – 100.00%		$ 19,997,643

*Non-income producing

ADR – Security represented is held by the custodian bank in the form of American Depositary Receipts

ANNUAL REPORT

Toreador Explorer Fund

Management’s Discussion of Fund Performance (unaudited)

For the fiscal year ended April 30, 2019 the Toreador Explorer Fund’s (the “Fund”) Investor class shares returned 0.38% versus 4.61% for the Russell 2000 ® Index. In the same period, the Fund’s Institutional Class shares returned 0.68%.

The Fund utilizes a systematic investment process that emphasizes the following core concepts:

1.Buying companies trading below our estimate of their intrinsic value;

2.Avoiding wealth destroying management teams; and

3.Investing across a broad range of economic sectors.

For the year, the Fund benefited from stock selections in the following sectors that outperformed their benchmarks:

1.Financials

2.Healthcare

Conversely, the Fund suffered from stock selections in the following sectors that underperformed their benchmarks:

1.Consumer Discretionary

2.Consumer Staples

The Fund’s performance, overall and relative to its benchmark, was primarily the result of individual stock selection, choosing to not particularly over or underweight holdings across sectors.

Against a backdrop of rising short-term rates, banks and other companies with sensitivity to the short end of the yield curve had a challenging environment to navigate. Long term rates appeared either moored to international rates or forecasting anemic long-term growth prospects. The Fund’s holdings in the Financial sector that did well included: Credit Acceptance Corporation, (CACC), Radian Group (RDN) and NMI Holdings (NMIH).

One characteristic of the Healthcare sector in the SMID capitalization universe is the large number of stocks. Within this sector, the Fund’s holdings in the area of healthcare services stood out for their strong performance: Medpace Holdings (MEDP), Amedisys (AMED), and LifePoint Health (LPNT).

Toreador Explorer Fund

Management's Discussion of Fund Performance (unaudited) - continued

ANNUAL REPORT

Fund holdings of stocks in the consumer sectors were sources of disappointment during the Fund’s fiscal year. In the Consumer Staples sector, the Fund owned food companies whose pricing structures were challenged. Cal-Maine Foods (CALM), United Natural Foods (UNFI), and Fresh Del Monte (FDP) were all down. In the Consumer Discretionary sector, economically sensitive stocks in the home building industry fared poorly and these included Meritage Homes (MTH) and Taylor-Morrison Home (THMC).

The down move that began in October and accelerated in December has been followed with a recovery whose rapidity was anticipated by few. Selecting quality stocks across sectors that can prosper over a business cycle few can forecast is imperative. The Fund continues to be selective when investing in this space, purchasing companies with: valuation appeal, a solid operational track record, positive momentum indicator, and attractive quality traits. We believe that over time, our selection process will succeed.

We thank you for placing your investments and confidence in our Fund.

ANNUAL REPORT

Toreador Explorer Fund

COMPARISON OF $10,000 INVESTMENT IN TOREADOR EXPLORER FUND INSTITUTIONAL CLASS SHARES VS. THE RUSSELL 2000® INDEX

$14
$13
$12
$11
$10
$9
$8
Thousands
$13,234
$12,256
06/11/16
04/30/16
04/30/17
04/30/18
04/30/19
Toreador Explorer Fund Institutional Class Shares
Russell 2000® Index

Past performance is not predictive of future performance.

		Average Annual Return
	Total Return One Year Ended 4/30/19	Since Inception 6/11/15 to 4/30/19	Since Inception 6/30/15 to 4/30/19
Toreador Explorer Fund – Institutional	0.68%	5.38%	N/A
Toreador Explorer Fund – Investor	0.38%	N/A	5.46%
Russell 2000® Index	4.61%	7.48%	7.89%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

The Russell 2000® Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000® Index. The index represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Toreador Explorer Fund

Portfolio CompositionApril 30, 2019 (unaudited)

ANNUAL REPORT

Holdings by Sector/Asset Class	% of Net Assets
Common Stocks:
Financials	17.91%
Consumer Discretionary	16.20%
Health Care	16.18%
Industrial	14.47%
Information Technology	13.35%
Real Estate	7.12%
Materials	3.88%
Energy	3.56%
Consumer Staples	2.63%
Utilities	2.36%
Communication Services	1.17%
Total Investments	98.83%

See Notes to Financial Statements

ANNUAL REPORT

Toreador Explorer Fund

Schedule of InvestmentsApril 30, 2019

	Shares	Fair Value
COMMON STOCKS – 98.83%

COMMUNICATION SERVICES – 1.17%
Sinclair Broadcast Group, Inc. – Class A	5,346	$244,793

CONSUMER DISCRETIONARY – 16.20%
AMC Networks Inc. – Class A*	3,276	191,351
Asbury Automotive Group, Inc.*	2,691	215,764
Dillard’s, Inc.	2,989	204,597
Everi Holdings Inc.*	26,017	267,715
Extended Stay America, Inc.	13,076	234,191
Frontdoor, Inc.*	5,656	199,317
KB Home	8,024	207,902
M.D.C. Holdings, Inc.	7,070	216,059
MasterCraft Boat Holdings, Inc.*	10,191	252,125
National CineMedia, Inc.	24,429	170,514
Penn National Gaming, Inc.*	8,632	187,055
Planet Fitness, Inc. – Class A*	3,685	278,955
Scholastic Corp.	4,543	181,175
Sleep Number Corp.*	6,074	211,375
Tenneco Inc.	8,688	190,441
Zagg Inc.*	20,204	166,481
		3,375,017

CONSUMER STAPLES – 2.63%
Cal-Maine Foods, Inc.	2,378	97,760
Sprouts Farmers Market, Inc.*	9,934	212,786
Turning Point Brands, Inc.	5,528	236,433
		546,979

ENERGY – 3.56%
Berry Petroleum Corp.	16,277	184,907
Chesapeake Energy Corp.*	60,983	177,461
Mammoth Energy Services, Inc.	9,111	142,041
PBF Energy Inc. – Class A	7,048	236,672
		741,081

FINANCIALS – 17.91%
American Equity Investment Life Holding Co.	8,181	240,603
Axos Financial, Inc.*	7,237	236,795
Credit Acceptance Corp.*	433	214,863
Encore Capital Group, Inc.*	6,785	191,744

Toreador Explorer Fund

Schedule of Investments - continuedApril 30, 2019

See Notes to Financial Statements

ANNUAL REPORT

	Shares	Fair Value
Enova International, Inc.*	8,344	$228,876
Evercore Inc. – Class A	2,183	212,690
MGIC Investment Corp.*	15,268	223,524
NMI Holdings, Inc. – Class A*	10,276	288,550
PennyMac Financial Services, Inc.	11,363	253,395
Primerica, Inc.	1,777	231,525
Prospect Capital Corp.	34,321	231,667
Radian Group Inc.	10,001	234,223
Two Harbors Investment Corp.	15,599	216,202
Virtus Investment Partners, Inc.	2,374	291,076
Walker & Dunlop, Inc.	3,898	214,195
Western Asset Mortgage Capital Corp.	20,992	220,836
		3,730,764

HEALTH CARE – 16.18%
Amedisys, Inc.*	1,699	217,166
AMN Healthcare Services, Inc.*	4,921	256,187
ANI Pharmaceuticals, Inc.*	3,999	283,849
Corcept Therapeutics Inc.*	18,613	230,429
Emergent BioSolutions, Inc.*	3,734	192,973
Encompass Health Corp.	3,861	248,841
The Ensign Group, Inc.	4,182	215,457
Innoviva, Inc.*	14,687	206,059
Integer Holdings Corp.*	2,757	190,481
Lantheus Holdings, Inc.*	9,643	232,975
Medpace Holdings, Inc.*	4,332	243,328
Myriad Genetics, Inc.*	6,159	193,885
PRA Health Sciences, Inc.*	2,589	250,667
Tenet Healthcare Corp.*	8,212	179,843
Tivity Health, Inc.*	10,606	229,302
		3,371,442

INDUSTRIAL – 14.47%
ASGN Inc.*	3,986	251,277
Atkore International Group Inc.*	10,175	251,933
Avis Budget Group, Inc.	6,475	230,186
Builders FirstSource, Inc.*	18,946	261,076
Continental Building Products, Inc.*	9,415	241,495
Generac Holdings Inc.*	4,834	265,822
The Greenbrier Cos., Inc.	7,867	279,515
Meritor, Inc.*	11,985	290,756
Milacron Holdings Corp.*	17,919	261,797

See Notes to Financial Statements

ANNUAL REPORT

Toreador Explorer Fund

Schedule of Investments - continuedApril 30, 2019

	Shares	Fair Value
SkyWest, Inc.	3,872	$238,477
TriNet Group, Inc.*	3,667	228,601
Trinity Industries, Inc.	9,881	213,034
		3,013,969

INFORMATION TECHNOLOGY – 13.35%
ACI Worldwide, Inc.*	7,452	264,695
Belden Inc.	3,379	187,703
Ciena Corp.*	4,621	177,262
Cohu, Inc.	182	2,699
Conduent Inc.*	16,322	209,411
Diodes Inc.*	6,389	232,687
Endurance International Group Holdings, Inc.*	37,104	205,185
Insight Enterprises, Inc.*	4,192	237,183
j2 Global, Inc.	2,653	232,456
ScanSource, Inc.*	5,842	219,951
Science Applications International Corp.	2,650	198,618
SMART Global Holdings, Inc.*	8,645	187,942
Synaptics Inc.*	5,105	192,305
Tech Data Corp.*	2,182	232,623
		2,780,720

MATERIALS – 3.88%
Kaiser Aluminum Corp.	2,655	261,252
SunCoke Energy Partners, L.P.	20,210	253,433
Verso Corp. – Class A*	13,130	293,062
		807,747

REAL ESTATE – 7.12%
Chatham Lodging Trust	9,580	188,630
Empire State Realty Trust, Inc.	15,206	235,085
Mack-Cali Realty Corp.	8,899	207,169
RLJ Lodging Trust	10,280	189,255
Ryman Hospitality Properties, Inc.	2,318	184,513
Tanger Factory Outlet Centers, Inc.	11,728	211,808
Xenia Hotels & Resorts, Inc.	12,356	267,507
		1,483,967

UTILITIES – 2.36%
Avista Corp.	5,100	220,014
PNM Resources, Inc.	5,852	271,767
		491,781

Toreador Explorer Fund

Schedule of Investments - continuedApril 30, 2019

See Notes to Financial Statements

ANNUAL REPORT

Shares	Fair Value

TOTAL COMMON STOCKS – 98.83%
(Cost: $19,635,170)	$20,588,260

TOTAL INVESTMENTS – 98.83%
(Cost: $19,635,170)	20,588,260
Other assets, net of liabilities – 1.17%	243,899
NET ASSETS – 100.00%	$20,832,159

*Non-income producing

ANNUAL REPORT

Toreador Select Fund

Management’s Discussion of Fund Performance (unaudited)

From April 30, 2018 to the fiscal year end of April 30, 2019, the Toreador Select Fund’s (the “Fund”) Investor and Institutional class shares returned 9.80% and 10.02% respectively, versus 13.49% for the S&P 500® Index.

Toreador Select Fund utilizes a systematic investment process that emphasizes the following core concepts:

1.Identify companies trading at a discount to our estimate of the company’s intrinsic value;

2.Identify companies trading at a discount to its sector peers;

3.Identify companies exhibiting superior quality traits as defined by our research team, such as good wealth creation track record, strong competitive advantage, low correlation with other fund holdings;

4.Sector diversification and rebalancing periodically; and

5.Targeting discretionary annual turnover below 20%.

Our execution of those clearly defined rules fell a bit short in fiscal 2018, as the Fund underperformed its benchmark, while managing a very low active turnover of just 10%. The Fund’s worst performing sectors included Technology, Consumer Discretionary, and Consumer Staples, a reversal of fiscal 2017. Nvidia (NVDA), HP (HPQ), Intel (INTC), eBay (EBAY), Capri (CPRI), LKQ (LKQ), and Constellation (STZ), were among the worst performing in those sectors. Late in 2018, Nvidia (NVDA)’s strong growth momentum was derailed by the crash of the crypto boom, resulting in a build-up of its mid-priced Pascal GPUs. HP (HPQ)’s underperformance was largely driven by the company’s challenges in its highly profitable printer supply business. HP was seeing more Europe, the Middle East and Africa commercial customers purchasing supplies online and become more price sensitive due to increased macro uncertainty. Intel (INTC) suffered from a sudden CEO resignation in June of 2018, uncertainty regarding its CEO succession and its delayed launch of 10nm based chips for PC business, which all caused fear that Intel might be losing its competitive edge to AMD & Taiwan Semiconductor.

In the consumer space, eBay (EBAY) faced challenges as its Stubhub business’ growth slowed materially with the three largest genres- concerts, theater and Major League Baseball performing softly. In addition, the company’s platform enhancement has failed to increase the number of active buyers or excite existing customers in a meaningful way. For Capri (CPRI), the driver behind our

Toreador Select Fund

Management's Discussion of Fund Performance (unaudited) - continued

ANNUAL REPORT

under-performance was the company’s announcement in September of 2018 to purchase Versace for $2.1 billion. With the price tag at nearly 2.5 times of Versace’s annual revenue, investors worry Capri overpaid for a business in a rising interest rate environment at the late stage of an economic cycle. For LKQ (LKQ), a business that generates nearly half of its revenues in Europe, the uncertainty regarding the Brexit and an unexpected slowdown in the EU economy in the 3rd quarter of 2018 dragged down its shares. Separately, Constellation (STZ) raised concerns about the long-term health of its imported beer business when the company decided to invest an additional $4 billion in Canopy Growth (CGC), one of the largest cannabis companies in Canada. In addition, investors were unsure of the price tag, due to the highly speculative nature of the cannabis industry’s growth potential.

On the other hand, Communication Services and Industrials made very positive contributions to the Fund’s performance in FY2018. The Fund’s new positions in Facebook (FB), Walt Disney (DIS), and Cummins (CMI) have performed well in the approximately two quarters’ ownership. The Fund initiated its long position in Facebook (FB) at attractive price points when the company was under extreme media and government scrutiny due to concerns overs its protection of user data. We focused on the Facebook franchise’s long-term dominance and monetization power, however, and decided it was the right time to initiate a long position. The Fund was also able to purchase Disney shares before the stock benefited from the company’s reveal of its detailed plan for its streaming services early in 2019. Management provided an outlook with a relatively clear path for the streaming business to become profitable in 5 years’ time, and investors were pleased with the plan’s competitiveness. As for Cummins, despite fears the industry’s cyclical downturn is around the corner, the company continues to post better than expected growth and margins, which has increased investors’ faith that the company is well prepared for the upcoming trough.

Large cap stocks delivered a stunningly positive fiscal 2018 and investors quickly shrugged off the 4th quarter calendar year 2018 slump with a strong Q1 performance in calendar 2019. The Fed’s latest “no rate hike” forecast in calendar 2019, together with optimism of a potential trade agreement with China, lured investors back to the US equity market.

The question hovering around consumers’ heads remains to be: When will the next recession hit? While it is an important question to answer, it is not particularly meaningful in guiding our investment practice. As long only and long-term focused investors, we do our best to identify and own companies in the Fund that are capable of thriving amid disruptions, have sustainable competitive advantages in the fast-changing economy, enjoy strong balance sheets, and

ANNUAL REPORT

Toreador Select Fund

Management's Discussion of Fund Performance (unaudited) - continued

command attractive valuations relative to their sector peers. This conviction in value aided by a deep understanding of companies’ businesses should help the Fund outperform its benchmark more consistently. A blip in US economic growth has little impact on the fundamental strength or potential of the overall US economy in the long run. It is important to remember that the US economy is among the longest duration entity in the world, and the equity market is an epitome of corporate America. If the US economy is still capable of growing at positive rates in the long term, corporate America will see its value grow and so will the equity market.

It is critical, however, that our assumption remains intact that the best days are ahead for the US. We have always taken it for granted this assumption would hold true, as that has been the case for the past 250 years. Free private enterprises have been the true engine of growth for the US, and the combination of capitalism and principles laid out by the founding fathers have worked spectacularly well in making this young nation the most prosperous country on the earth. With the progressive camp in the democratic party being increasingly bold and outspoken, the 2020 US presidential election promises to have a heated debate over socialism and capitalism. We are getting a taste of those debates hearing the leftist democrats touting economic policies such as: the Green New Deal, Medicare For All, hiking top marginal income tax rate to 70%, among others. Though the progressives argue their policies are inspired by the success of the Nordic countries of Sweden, Finland, and Norway rather than Venezuela or Cuba, their proposals ignore the actual practices of those Nordic countries, which indeed tend to have a big safety net but also have more recently moved in the direction of cutting taxes, reining government benefits and freeing up their economies.

If our capitalism based, free enterprise driven economy can continue to unleash its power, the future will remain bright and the upward bias of the equity market would hold true. As disciplined investors, we are confident our valuation driven approach will likely lead to consistent outperformance and create wealth for investors. With an average active turnover rate of approximately 10% a year, the Fund has an average holding period of 10 years, which is long enough to cover most economic cycles from bottom to peak or vice versa. The Fund strives to own strong companies in their respective sectors that can survive and thrive under any economic conditions, with attractive valuation as our best defense.

We thank you for placing your investments and confidence in our Fund.

ANNUAL REPORT

Toreador Select Fund

COMPARISON OF $10,000 INVESTMENT IN TOREADOR SELECT FUND INVESTOR CLASS SHARES VS. THE S&P 500® INDEX

$14.0
$13.5
$13.0
$12.5
$12.0
$11.5
$11.0
$10.5
$10.0
Thousands
$13,511
$13,159
02/02/17
04/30/17
04/30/18
04/30/19

Past performance is not predictive of future performance.

Toreador Select Fund Investor Class Shares
S&P 500® Index

Investor Class Shares
		Average Annual Return
	Total Return One Year Ended 4/30/19	Since Inception 2/1/2017 to 4/30/2019	Since Inception 2/3/2017 to 4/30/2019
Toreador Select Fund – Investor	9.80%	13.03%	N/A
Toreador Select Fund – Institutional	10.02%	N/A	13.20%
S&P 500® Index	13.49%	14.37%	14.00%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.

The S&P 500® Index is designed to be a leading indicator of the U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

ANNUAL REPORT

Toreador Select Fund

Portfolio Compositionas of April 30, 2019 (unaudited)

Holdings by Sector/Asset Class	% of Net Assets
Common Stocks:
Information Technology	25.49%
Financials	13.52%
Consumer Discretionary	13.16%
Health Care	12.45%
Consumer Staples	10.58%
Industrial	9.33%
Energy	4.75%
Real Estate	2.83%
Utilities	2.82%
Materials	2.51%
Telecommunication Services	2.41%
Money Market Fund	0.66%
Total Investments	100.51%

Toreador Select Fund

Schedule of InvestmentsApril 30, 2019

See Notes to Financial Statements

ANNUAL REPORT

	Shares	Fair Value
COMMON STOCKS – 99.85%

CONSUMER DISCRETIONARY – 13.16%
Aptiv PLC	20,966	$1,796,786
Darden Restaurants, Inc.	12,920	1,519,392
LKQ Corp.*	52,241	1,572,454
Lowe’s Companies, Inc.	13,965	1,580,000
Target Corp.	19,985	1,547,239
The Walt Disney Company	17,411	2,384,785
		10,400,656

CONSUMER STAPLES – 10.58%
Constellation Brands, Inc. – Class A	8,600	1,820,362
CVS Health Corp.	29,226	1,589,310
Tyson Foods, Inc. – Class A	24,269	1,820,418
Walgreens Boots Alliance, Inc.	28,223	1,511,906
Walmart Inc.	15,810	1,625,900
		8,367,896

ENERGY – 4.75%
Chevron Corp.	7,281	874,157
ConocoPhillips	15,106	953,491
National Oilwell Varco, Inc.	36,669	958,528
Valero Energy Corp.	10,672	967,524
		3,753,700

FINANCIALS – 13.52%
The Allstate Corp.	14,621	1,448,356
Ameriprise Financial, Inc.	11,602	1,702,826
Bank of America Corp.	49,390	1,510,346
Capital One Financial Corp.	16,023	1,487,415
JP Morgan Chase & Co.	13,411	1,556,347
The Travelers Cos., Inc.	10,103	1,452,306
Unum Group	41,430	1,529,596
		10,687,192

HEALTH CARE – 12.45%
Allergan PLC	9,862	1,449,714
Celgene Corp.*	21,038	1,991,457
Danaher Corp.	12,859	1,703,046
McKesson Corp.	13,468	1,606,059
Pfizer, Inc.	35,909	1,458,264
Thermo Fisher Scientific Inc.	5,880	1,631,406
		9,839,946

See Notes to Financial Statements

ANNUAL REPORT

Toreador Select Fund

Schedule of Investments - continuedApril 30, 2019

	Shares	Fair Value

INDUSTRIAL – 9.33%
Alaska Air Group, Inc.	20,568	$1,273,159
Cummins Inc.	7,082	1,177,666
Quanta Services, Inc.	31,129	1,263,837
Roper Technologies, Inc.	3,574	1,285,568
Stanley Black & Decker, Inc.	7,866	1,153,156
Union Pacific Corp.	6,907	1,222,815
		7,376,201

INFORMATION TECHOLOGY – 25.49%
Alphabet Inc. – Class A*	1,578	1,891,959
Apple Inc.	9,960	1,998,673
Cisco Systems, Inc.	36,180	2,024,271
Facebook, Inc. – Class A*	12,305	2,379,787
Fiserv, Inc.*	21,257	1,854,461
HP Inc.	100,038	1,995,758
Intel Corp.	35,679	1,821,056
International Business Machines Corp.	13,698	1,921,418
Mastercard Inc. – Class A	8,310	2,112,734
NVIDIA Corp.	11,857	2,146,117
		20,146,234

MATERIALS – 2.51%
CF Industries Holdings, Inc.	22,697	1,016,372
Ecolab Inc.	5,256	967,524
		1,983,896

REAL ESTATE – 2.83%
Host Hotels & Resorts, Inc.	116,346	2,238,497

TELECOMMUNICATION SERVICES – 2.41%
Verizon Communications Inc.	33,384	1,909,231

UTILITIES – 2.82%
DTE Energy Co.	8,769	1,102,351
Public Service Enterprise Group Inc.	18,885	1,126,490
		2,228,841

TOTAL COMMON STOCKS – 99.85%
(Cost: $73,671,591)		78,932,290

Toreador Select Fund

Schedule of Investments - continuedApril 30, 2019

See Notes to Financial Statements

ANNUAL REPORT

	Shares	Fair Value
MONEY MARKET FUND – 0.66%
Federated Treasury Obligations Fund – Institutional Class 2.33%**	522,326	$522,326

TOTAL MONEY MARKET FUND – 0.66%
(Cost: $522,326)		522,326

TOTAL INVESTMENTS – 100.51%
(Cost: $74,193,917)		79,454,616
Liabilities in excess of other assets – (0.51)%		(406,502)
NET ASSETS – 100.00%		$79,048,114

*Non-income producing

**Effective 7 day yield as of April 30, 2019

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

TOREADOR FUNDS

Statements of Assets and Liabilities

TOREADOR FUNDS

April 30, 2019

	Toreador Core Fund	Toreador International Fund	Toreador Explorer Fund	Toreador Select Fund
ASSETS
Investments at fair value *	$86,154,581	$19,806,602	$20,588,260	$79,454,616
Foreign currency at fair value (cost of $43,314)	–	42,599	–	–
Cash and cash equivalents	3,977	37,757	–	–
Receivable for securities sold	–	–	395,516	–
Receivable for capital stock sold	60,802	3,063	39,133	218,040
Dividends and interest receivable	69,519	125,568	13,328	67,439
Due from the Advisor	–	–	281	–
Other receivable	7,573	–	2,471	–
Prepaid expenses	34,579	27,991	20,908	23,649
TOTAL ASSETS	86,331,031	20,043,580	21,059,897	79,763,744

LIABILITIES
Due to broker	282	–	–	–
Liabilities in excess of bank balance	–	–	211,776	–
Payable for capital stock redeemed	1,081,413	350	11,269	687,413
Accrued investment management fees	25,914	26,987	–	17,173
Accrued 12b-1 fees	–	4,173	61	1,035
Accrued administrative and transfer agent	3,072	1,234	782	2,596
Accrued accounting fees	1,453	6,268	320	1,329
Accrued professional fees	18,957	–	–	–
Unrealized loss on spot payable	–	20	–	–
Other payable	–	1,213	2,398	3,414
Other accrued expenses	1,664	5,692	1,132	2,670
TOTAL LIABILITIES	1,132,755	45,937	227,738	715,630

NET ASSETS	$85,198,276	$19,997,643	$20,832,159	$79,048,114
Net Assets Consist of:
Paid-in-capital	$58,303,428	$23,076,174	$20,003,955	$74,682,490
Distributable earnings (deficit)	26,894,848	(3,078,531)	828,204	4,365,624
Net Assets	$85,198,276	$19,997,643	$20,832,159	$79,048,114

NET ASSET VALUE PER SHARE
Institutional Class Shares:
Net Assets	$69,709,886	$13,063,256	$18,150,561	$73,018,491
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	4,903,571	738,600	1,666,934	5,715,769
Net Asset Value and Offering Price Per Share	$14.22	$17.69	$10.89	$12.77
Short-Term Redemption Fee Price Per Share(A)	$13.94	$17.34	$10.67	$12.51

Investor Class Shares:
Net Assets	$15,488,390	$ 6,934,387	$ 2,681,598	$ 6,029,623
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	1,093,303	420,068	248,382	473,521
Net Asset Value and Offering Price Per Share	$14.17	$16.51	$10.80	$12.73
Short-Term Redemption Fee Price Per Share(A)	$13.89	$16.18	$10.58	$12.48

* Identified cost of	$73,244,832	$20,075,740	$19,635,170	$74,193,915

(A)Toreador Funds will impose a 2% redemption fee on shares redeemed within 60 days of purchase.

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

TOREADOR FUNDS

Statements of Operations

TOREADOR FUNDS

For the year ended April 30, 2019

	Toreador Core Fund	Toreador International Fund	Toreador Explorer Fund	Toreador Select Fund
INVESTMENT INCOME
Dividends *	$1,876,636	$ 759,260	$ 235,653	$1,087,562
Interest	34,323	4,488	11,247	38,201
Total investment income	1,910,959	763,748	246,900	1,125,763

EXPENSES
Investment management fees (Note 2)	1,116,648	273,106	211,091	536,624
Rule 12b-1 and servicing fees (Note 2)
Investor Class	135,222	19,352	6,124	14,342
Recordkeeping and fund administrative services (Note 2)	67,855	12,999	10,017	32,262
Accounting fees (Note 2)	46,932	37,986	7,170	23,638
Custody fees	15,098	38,062	4,400	9,935
Transfer agent fees (Note 2)	35,112	19,336	8,882	16,888
Professional fees	74,937	19,398	16,606	36,278
Filing and registration fees	70,790	49,050	31,450	36,585
Trustees fees	10,936	3,694	3,617	5,389
Compliance fees	12,686	4,678	4,186	6,450
Shareholder services and reports	28,088	13,241	10,587	19,706
Shareholder servicing (Note 2)
Institutional Class	37,350	10,573	13,743	36,148
Investor Class	81,745	18,189	6,124	14,342
Insurance	4,538	2,777	2,614	3,111
Interest Expense	23,305	2,483	–	2,112
Other	28,867	8,392	10,700	15,147
Total expenses	1,790,109	533,316	347,311	808,957
Management fee waivers and reimbursed expenses (Note 2)	(452,898)	(311,995)	(187,498)	(345,316)
Net Expenses	1,337,211	221,321	159,813	463,641
Net investment income (loss)	573,748	542,427	87,087	662,122

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	19,638,925	(617,578)	354,497	(907,455)
Net realized gain (loss) on foreign currency transactions	–	(7,581)	–	–
Net realized gain (loss) on call options written	(14,453)	–	–	–
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(12,907,230)	(2,793,719)	(756,474)	5,568,322
Net increase (decrease) in unrealized appreciation (depreciation) of foreign currencies	–	(2,540)	–	–
Net increase (decrease) in unrealized appreciation (depreciation) of call options purchased	(351,394)	–	–	–
Net realized and unrealized gain (loss) on investments and foreign currencies and related transactions	6,365,848	(3,421,418)	(401,977)	4,660,867

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$6,939,596	$(2,878,991)	$(314,890)	$5,322,989

* Net of foreign tax withheld	$525	$40,375	$–	$ 327

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

TOREADOR FUNDS

Statements of Changes in Net Assets

TOREADOR FUNDS

	Toreador Core Fund			Toreador International Fund			Toreador Explorer Fund			Toreador Select Fund
	Years ended April 30,			Years ended April 30,			Years ended April 30,			Years ended April 30,
	2019		2018	2019		2018	2019		2018	2019		2018
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$573,748		$561,684	$542,427		$452,273	$87,087		$(17,070)	$662,122		$ 64,218
Net realized gain (loss) on investments and foreign currency transactions	19,624,472		16,555,636	(625,159)		7,024,344	354,497		1,321,332	(907,455)		273,788
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies	(13,258,624)		7,721,623	(2,796,259)		769,343	(756,474)		494,116	5,568,322		(310,868)
Increase (decrease) in net assets from operations	6,939,596		24,838,943	(2,878,991)		8,245,960	(314,890)		1,798,378	5,322,989		27,138

DISTRIBUTIONS TO SHAREHOLDERS
Distributions
Institutional Class	(14,184,817)		(2,323,672)	(389,632)		(318,079)	(1,360,557)		(246,127)	(810,066)		(63,460)
Investor Class	(7,453,918)		(3,018,338)	(186,210)		(55,580)	(191,768)		(49,061)	(84,083)		(81,786)
Decrease in net assets from distributions	(21,638,735)		(5,342,010)	(575,842)		(373,659)	(1,552,325)		(295,188)	(894,149)		(145,246)

CAPITAL STOCK TRANSACTIONS (Note 5)**
Shares sold
Institutional Class	36,058,583		29,735,224	4,799,378		5,278,623	9,344,870		4,835,743	52,822,580		31,542,437
Investor Class	6,285,459		143,318,301	462,472		1,988,115	1,130,211		307,034	4,459,799		3,080,441
Class C	–		–	–		4,210	–		–	–		–
Distributions reinvested
Institutional Class	8,862,897		1,177,444	273,896		84,227	972,809		194,638	302,562		26,471
Investor Class	7,083,716		2,925,852	180,517		54,196	161,903		40,353	84,083		81,786
Shares redeemed
Institutional Class	(40,938,630	)(A)	(26,808,015)	(7,241,817	)(A)	(38,015,541)	(4,367,470	)(A)	(1,545,908)	(15,073,620	)(A)	(733,150)
Investor Class	(93,699,967	)(B)	(113,146,625)	(1,989,491	)(B)	(5,320,711)	(739,963	)(B)	(1,012,345)	(3,030,292	)(B)	(2,381,556)
Class C	–		–	–		(296,879)	–		–	–		–
Increase (decrease) in net assets from capital stock transactions	(76,347,942)		37,202,181	(3,515,045)		(36,223,760)	6,502,360		2,819,515	39,565,112		31,616,429

NET ASSETS
Increase (decrease) during period	(91,047,081)		56,699,114	(6,969,878)		(28,351,459)	4,635,145		4,322,705	43,993,952		31,498,321
Beginning of period	176,245,357		119,546,243	26,967,521		55,318,980	16,197,014		11,874,309	35,054,162		3,555,841
End of period	$85,198,276		$176,245,357 *	$ 19,997,643		$26,967,521 *	$20,832,159		$16,197,014 *	$79,048,114		$35,054,162 *

* Includes undistributed net investment income (loss) of:			$254,427			$395,368			$–			$ 35,534
(A) Includes redemption fees of:	$16,356			$1,955			$4,124			$3,482
(B) Includes redemption fees of:	$21,138			$3			$1,036			$6,181

**On August 30, 2017 and September 15, 2017, all outstanding Class C Shares and Retail Class Shares, respectively, were exchanged into Investor Class Shares. After the exchange, the Class C and Retail Class ceased to exist.

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

Toreador core fund

Financial Highlights

Institutional Class Shares
Years ended April 30,
2019	2018	2017	2016	2015
Net asset value, beginning of year	$17.77	$15.64	$13.20	$14.68	$13.88
Investment activities
Net investment income (loss)(1)	0.10	0.08	0.10	0.08	0.06
Net realized and unrealized gain (loss) on investments and options contracts purchased	0.22	2.60	3.25	(1.25)	1.86
Total from investment activities	0.32	2.68	3.35	(1.17)	1.92
Distributions
Net investment income	(0.09)	(0.08)	(0.13)	(0.08)	(0.04)
Net realized gain	(3.78)	(0.47)	(0.78)	(0.23)	(1.08)
Total distributions	(3.87)	(0.55)	(0.91)	(0.31)	(1.12)
Paid-in capital from redemption fees	–	(A)	–	–	–	(A)	–	(A)
Net asset value, end of year	$14.22	$17.77	$15.64	$13.20	$14.68
Total Return	5.15%	17.10%	25.87%	(8.12%)	13.86%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.30	%(B)	1.29	%(B)	1.40	%(B)	1.18%	1.25%
Expenses, net of management fee waivers and reimbursements	0.97	%(C)	0.97	%(C)	1.03	%(C)	0.95%	0.95%
Net investment income (loss)	0.61%	0.49%	0.70%	0.56%	0.45%
Portfolio turnover rate	50.69%	75.46%	70.65%	67.73%	64.00%
Net assets, end of year (000’s)	$69,710	$76,749	$63,035	$71,174	$76,495

(1)Per share amounts calculated using the average number of shares outstanding throughout each period.

(A)Less than $0.01 per share.

(B)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.28%, 1.27%, 1.32% for the years ended April 30, 2019 through April 30, 2017, respectively.

(C)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 0.95% for the years ended April 30, 2019 through April 30, 2017, respectively.

TOreador core fund

Selected Per Share Data Throughout Each Year

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

Toreador core fund

Financial Highlights

Investor Class Shares(2)
Years ended April 30,
2019	2018	2017	2016	2015
Net asset value, beginning of year	$17.74	$15.63	$ 13.19	$ 14.66	$13.87
Investment activities
Net investment income (loss)(1)	0.06	0.04	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments and options contracts purchased	0.21	2.59	3.25	(1.24)	1.85
Total from investment activities	0.27	2.63	3.31	(1.20)	1.87
Distributions
Net investment income	(0.07)	(0.05)	(0.09)	(0.04)	–
Net realized gain	(3.78)	(0.47)	(0.78)	(0.23)	(1.08)
Total distributions	(3.85)	(0.52)	(0.87)	(0.27)	(1.08)
Paid-in capital from redemption fees	0.01	–	–	–	(A)	–	(A)
Net asset value, end of year	$14.17	$17.74	$ 15.63	$ 13.19	$14.66
Total Return	4.89%	16.79%	25.53%	(8.30%)	13.57%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.63	%(B)	1.55	%(B)	1.58	%(B)	1.43%	1.50%
Expenses, net of management fee waivers and reimbursements	1.21	%(C)	1.22	%(C)	1.28	%(C)	1.20%	1.20%
Net investment income (loss)	0.27%	0.24%	0.45%	0.31%	0.20%
Portfolio turnover rate	50.69%	75.46%	70.65%	67.73%	64.00%
Net assets, end of year (000’s)	$ 15,488	$99,497	$56,511	$55,286	$74,294

(1)Per share amounts calculated using the average number of shares outstanding throughout each period.

(2)Investor Class shares were previously Retail Class shares. Effective September 15, 2017, the Retail Class shares were reorganized into Investor Class shares.

(A)Less than $0.01 per share.

(B)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.61%, 1.53%, 1.50% for the years ended April 30, 2019 through April 30, 2017, respectively.

(C)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.20% for the years ended April 30, 2019 through April 30, 2017, respectively.

TOreador core fund

Selected Per Share Data Throughout Each Year

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

Toreador International fund

Financial Highlights

	Institutional Class Shares
	Years ended April 30,							Period September 1, 2014 to April 30, 2015(2)		Year ended August 31, 2014
	2019		2018		2017		2016
Net asset value, beginning of period	$ 19.99		$ 18.04		$ 16.71		$ 18.54	$ 18.73		$ 16.15
Investment activities
Net investment income (loss)(1)	0.43		0.17		0.19		0.19	0.10		0.29
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.28)		1.91		1.29		(1.86)	(0.15)		2.29
Total from investment activities	(1.85)		2.08		1.48		(1.67)	(0.05)		2.58
Distributions
Net investment income	(0.45)		(0.13)		(0.15)		(0.16)	(0.14)		—
Total distributions	(0.45)		(0.13)		(0.15)		(0.16)	(0.14)		—
Paid-in capital from redemption fees	–	(C)	–		–		–	–		–
Net asset value, end of period	$ 17.69		$ 19.99		$ 18.04		$ 16.71	$ 18.54		$ 18.73
Total Return	(9.05%)		11.56%		8.97%		(9.03%)	(0.19	%)**	15.98%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.11	%(A)	1.80	%(A)	1.72	%(A)	1.58%	1.64	%*	2.05%
Expenses, net of management fee waivers, expense reimbursements and recovery of previously waived fees	0.85	%(B)	1.69	%(B)	1.72	%(B)	1.58%	1.75	%*	1.75%
Net investment income (loss)	2.33%		0.89%		1.15%		1.09%	0.89	%*	1.55%
Portfolio turnover rate	42.66%		65.53%		33.87%		60.30%	39.73	%**	162.80%
Net assets, end of period (000’s)	$ 13,063		$ 17,662		$ 43,686		$ 46,931	$49,291		$ 48,391

*Annualized

** Not annualized

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)On January 27, 2015, the Board of Trustees approved that the fiscal period end be April 30.

(A)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 2.10%, 1.78%, 1.64% for the years ended April 30, 2019 through April 30, 2017, respectively.

(B)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 0.84%, 1.67%, 1.64% for the years ended April 30, 2019 through April 30, 2017, respectively.

(C)Less than $0.01 per share

TOreador international fund

Selected Per Share Data Throughout Each Period

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

Toreador International fund

Financial Highlights

	Investor Class Shares(2)
	Years ended April 30,							Period September 1, 2014 to April 30, 2015(3)		Year ended August 31, 2014
	2019		2018		2017		2016
Net asset value, beginning of period	$ 18.72		$ 16.91		$ 15.62		$ 17.34	$17.52		$ 15.14
Investment activities
Net investment income (loss)(1)	0.37		0.17		0.13		0.13	0.07		0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.15)		1.73		1.21		(1.73)	(0.14)		2.16
Total from investment activities	(1.78)		1.90		1.34		(1.60)	(0.07)		2.38
Distributions
Net investment income	(0.43)		(0.09)		(0.05)		(0.12)	(0.11)		–
Total distributions	(0.43)		(0.09)		(0.05)		(0.12)	(0.11)		–
Paid-in capital from redemption fees	–	(C)	–		–		–	–		–
Net asset value, end of period	$ 16.51		$ 18.72		$ 16.91		$ 15.62	$17.34		$ 17.52
Total Return	(9.28%)		11.23%		8.65%		(9.26%)	(0.34	%)**	15.72%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.52	%(A)	2.17	%(A)	2.04	%(A)	1.83%	1.89	%*	2.30%
Expenses, net of management fee waivers, expense reimbursements and recovery of previously waived fees	1.10	%(B)	1.78	%(B)	2.04	%(B)	1.83%	2.00	%*	2.00%
Net investment income (loss)	2.18%		0.95%		0.83%		0.84%	0.64	%*	1.30%
Portfolio turnover rate	42.66%		65.53%		33.87%		60.30%	39.73	%**	162.80%
Net assets, end of period (000’s)	$6,934		$9,306		$11,351		$17,228	$21,271		$17,499

*Annualized

**Not annualized

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)Effective January 2, 2013, Class A shares were re-designated Investor Shares. On August 28, 2017 all Class C Shares were converted to Investor Class Shares.

(3)On January 27, 2015, the Board of Trustees approved that the fiscal year end be April 30.

(A)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 2.51%, 2.15%, 1.96% for the years ended April 30, 2019 through April 30, 2017, respectively.

(B)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.09%, 1.76%, 1.96% for the years ended April 30, 2019 through April 30, 2017, respectively.

(C)Less than $0.01 per share

TOreador International fund

Selected Per Share Data Throughout Each Period

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

TOREADOR EXPLORER FUND

Financial Highlights

TOREADOR EXPLORER FUND

Selected Per Share Data Throughout Each Period

	Institutional Class Shares
	Years ended April 30,						Period June 11, 2015* to April 30, 2016
	2019		2018		2017
Net asset value, beginning of period	$ 11.94		$ 10.71		$ 8.96		$10.00
Investment activities
Net investment income (loss)(1)	0.06		–	(2)	–	(2)	–	(2)
Net realized and unrealized gain (loss) on investments	(0.11)		1.46		1.75		(1.04)
Total from investment activities	(0.05)		1.46		1.75		(1.04)
Distributions
Net investment income	(0.02)		–		–		–
Net realized gain	(0.98)		(0.23)		–		–
Total distributions	(1.00)		(0.23)		–		–
Paid-in capital from redemption fees	—	(2)	–		–		–
Net asset value, end of period	$ 10.89		$ 11.94		$10.71		$ 8.96
Total Return	0.68%		13.67%		19.53%		(10.40	%)***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.82	%(A)	1.97	%(A)	2.71	%(A)	2.63	%**(A)
Expenses, net of management fee waivers and reimbursements	0.83	%(B)	0.94	%(B)	1.23	%(B)	1.14	%**(B)
Net investment income (loss)	0.51%		0.04%		(0.05%)		(0.01	%)**
Portfolio turnover rate	107.77%		82.63%		73.93%		147.10	%***
Net assets, end of period (000’s)	$ 18,151		$13,883		$9,172		$7,048

*Inception date

**Annualized

***Not annualized

(1)Per share amounts calculated using the average number of shares outstanding throughout each period.

(2)Less than $0.01 per share.

(A)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.82%, 1.97%, 2.62%, 2.63% for the years ended April 30, 2019 through April 30, 2017 and the period June 11, 2015 to April 30, 2016, respectively.

(B)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 0.83%, 0.94%, 1.14%, 1.14% for the years ended April 30, 2019 through April 30, 2017 and the period June 11, 2015 to April 30, 2016, respectively.

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

TOREADOR EXPLORER FUND

Financial Highlights

TOREADOR EXPLORER FUND

Selected Per Share Data Throughout Each Period

	Investor Class Shares
	Years ended April 30,						Period June 30, 2015* to April 30, 2016
	2019		2018		2017
Net asset value, beginning of period	$ 11.86		$10.67		$ 8.95		$ 9.90
Investment activities
Net investment income (loss)(1)	0.03		(0.03)		(0.03)		(0.01)
Net realized and unrealized gain (loss) on investments	(0.11)		1.45		1.75		(0.94)
Total from investment activities	(0.08)		1.42		1.72		(0.95)
Distributions
Net realized gain	(0.98)		(0.23)		–		–
Total distributions	(0.98)		(0.23)		–		–
Paid-in capital from redemption fees	–	(C)	–		–		–
Net asset value, end of period	$ 10.80		$11.86		$10.67		$ 8.95
Total Return	0.38%		13.34%		19.22%		(9.60%	)***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.23	%(A)	2.42	%(A)	2.96	%(A)	2.88	%**(A)
Expenses, net of management fee waivers and reimbursements	1.08	%(B)	1.22	%(B)	1.48	%(B)	1.39	%**(B)
Net investment income (loss)	0.24%		(0.24%)		(0.30%)		(0.19	%)**
Portfolio turnover rate	107.77%		82.63%		73.93%		147.10	%***
Net assets, end of period (000’s)	$2,682		$2,314		$2,703		$2,383

*Inception date

**Annualized

***Not annualized

(1)Per share amounts calculated using the average number of shares outstanding throughout each period.

(A)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 2.23%, 2.42%, 2.87%, 2.88% for the years ended April 30, 2019 through April 30, 2017 and the period June 30, 2015 to April 30, 2016, respectively.

(B)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.08%, 1.22%, 1.39%, 1.39% for the years ended April 30, 2019 through April 30, 2017 and the period June 30, 2015 to April 30, 2016, respectively.

(C)Less than $0.01 per share

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

TOREADOR SELECT FUND

Financial Highlights

TOREADOR SELECT FUND

Selected Per Share Data Throughout Each Period

Institutional Class Shares
Years ended April 30,	Period February 3, 2017* to April 30, 2017
2019	2018
Net asset value, beginning of period	$ 11.76	$ 10.30	$10.02
Investment activities
Net investment income (loss)(1)	0.14	0.10	0.01
Net realized and unrealized gain (loss) on investments	1.01	1.62	0.27
Total from investment activities	1.15	1.72	0.28
Distributions
Net investment income	(0.06)	(0.07)	–
Net realized gain	(0.08)	(0.19)	–
Total distributions	(0.14)	(0.26)	–
Paid-in capital from redemption fees	–	(A)	–	–
Net asset value, end of period	$ 12.77	$ 11.76	$10.30
Total Return	10.02%	16.66%	2.79	%***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.31%	1.67%	3.31	%**
Expenses, net of management fee waivers and reimbursements	0.75%	0.76%	0.95	%**
Net investment income (loss)	1.14%	0.82%	0.56	%**
Portfolio turnover rate	42.05%	211.64%	131.67	%***
Net assets, end of period (000’s)	$ 73,018	$ 30,752	$ 489

*Inception date

**Annualized

***Not annualized

(1)Per share amounts calculated using the average number of shares outstanding throughout each period.

(A)Less than $0.01 per share

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

TOREADOR SELECT FUND

Financial Highlights

TOREADOR SELECT FUND

Selected Per Share Data Throughout Each Period

	Investor Class Shares
	Years ended April 30,		Period February 1, 2017* to April 30, 2017
	2019	2018
Net asset value, beginning of period	$ 11.75	$10.30	$10.00
Investment activities
Net investment income (loss)(1)	0.10	0.08	0.01
Net realized and unrealized gain (loss) on investments	1.01	1.60	0.29
Total from investment activities	1.11	1.68	0.30
Distributions
Net investment income	(0.06)	(0.04)	–
Net realized gain	(0.08)	(0.19)	–
Total distributions	(0.14)	(0.23)	–
Paid-in capital from redemption fees	0.01	–	–
Net asset value, end of period	$ 12.73	$11.75	$10.30
Total Return	9.80%	16.36%	3.00	%***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.72%	2.30%	3.56	%**
Expenses, net of management fee waivers and reimbursements	1.00%	1.07%	1.20	%**
Net investment income (loss)	0.86%	0.71%	0.31	%**
Portfolio turnover rate	42.05%	211.64%	131.67	%***
Net assets, end of period (000’s)	$ 6,030	$4,302	$3,067

*Inception date

**Annualized

***Not annualized

(1)Per share amounts calculated using the average number of shares outstanding throughout each period.

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial StatementsApril 30, 2019

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

The Toreador Core Fund, the Toreador International Fund, the Toreador Explorer Fund, and the Toreador Select Fund (the “Funds”) are diversified series of the World Funds Trust (the “Trust”) which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. The Toreador Core Fund was established in December 2005 as a series of Unified Series Trust (“UST”). On May 8, 2015, the Toreador Core Fund (“Core Fund”) was reorganized from UST into the Trust. On September 15, 2017 the Retail Class shares of the Core Fund was reorganized into Investor Class shares. The Toreador International Fund (“International Fund”), formerly the Third Millennium Russia Fund, was established in June, 1998 as a series of The World Funds, Inc. (“TWF”). Initial outside investors purchased Class A shares of the International Fund on June 29, 1998. However, investment operations of the International Fund did not commence for Class A shares until October 1, 1998. Commencement of operations for Class C shares was December 3, 2003 and January 30, 2004 for Institutional Class shares. Effective December 27, 2012, the shareholders voted to approve Toreador Research & Trading, LLC to act as investment adviser to the International Fund and to change the International Fund’s investment objective and strategy from a Russia focused fund to an international fund. Effective January 2, 2013, the Class A shares were re-designated as Investor Class shares. On August 15, 2014, the International Fund was reorganized from TWF into the Trust. On January 27, 2015, the Trust’s Board approved that the fiscal year end for the International Fund be set as April 30. On August 28, 2017, all Class C shares of the International Fund were converted into Investor Class shares. The Toreador Explorer Fund (“Explorer Fund”) commenced operations for Institutional shares on June 11, 2015 and on June 30, 2015 for Investor shares. The Toreador Select Fund (“Select Fund”) commenced operations for Institutional shares on February 3, 2017 and February 1, 2017 for Investor shares.

The investment objective of the Core, Explorer and Select Funds is to seek long-term capital appreciation. The investment objective of the International Fund is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds adoption of these amendments, effective with the financial statements prepared as of April 30, 2019 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the April 30, 2018 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended April 30, 2018 from net investment income and from net realized gains in the Funds were as follows:

	Core Fund	International Fund	Explorer Fund	Select Fund
Distributions to Shareholders:
From net investment income:
Institutional Class	$332,196	$318,079	$–	$16,018
Investor Class	285,825	55,580	–	15,083
From net realized gains:
Institutional Class	1,991,476	—	246,127	47,442
Investor Class	2,732,513	—	49,061	66,703

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

Security Valuation

The Funds’ securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. For securities traded on the NASDAQ National Market System, the NASDAQ Official Closing Price will be used. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Funds Board of Trustees. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Funds’ officers in a manner specifically authorized by the Board of Trustees of the Funds. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Funds are aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”). The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Funds when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Trust uses fair value pricing to determine the NAV per share of each Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust’s procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

The Funds have adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2019:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Observable Inputs	Total
Core Fund
Common Stocks	$83,822,726	$–	$–	$83,822,726
Exchange Traded Funds	1,155,499	–	–	1,155,499
Money Market Fund	1,013,856	–	–	1,013,856
Call Options	–	162,500	–	162,500
	$85,992,081	$162,500	$–	$86,154,581

International Fund
Common Stocks
Australia	$1,104,035	$–	$–	$1,104,035
Austria	297,964	–	–	297,964
Belgium	290,664	–	–	290,664
Canada	1,082,900	–	–	1,082,900
China	1,121,572	–	–	1,121,572
Denmark	240,394	–	–	240,394
Finland	244,705	–	–	244,705
France	1,723,092	–	–	1,723,092
Germany	1,118,030	253,462	–	1,371,492
Great Britain	2,514,643	–	–	2,514,643
Hong Kong	790,900	–	–	790,900
Ireland	245,246	–	–	245,246
Italy	615,544	–	–	615,544
Japan	4,256,740	–	–	4,256,740
Luxembourg	241,266	–	–	241,266
Netherlands	582,388	–	–	582,388
New Zealand	220,386	–	–	220,386
Norway	236,438	–	–	236,438
Spain	876,236	–	–	876,236
Sweden	551,439	–	–	551,439
Switzerland	1,095,398	–	–	1,095,398
Total Common Stocks	19,449,980	253,462	–	19,703,442
Exchange Traded Funds	103,160	–	–	103,160
	$19,553,140	$253,462	$–	$19,806,602

Explorer Fund
Common Stocks	$20,588,260	$–	$–	$20,588,260

Select Fund
Common Stocks	$78,932,290	$–	$–	$78,932,290
Money Market Fund	522,326	–	–	522,326
	$79,454,616	$–	$–	$79,454,616

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

Refer to the Funds’ Schedule of Investments for a listing of the securities by type and industry.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has reviewed the Funds’ tax positions for each of the open tax years (2016-2018) for Core Fund, International Fund, and Explorer Fund, and since inception for Select Fund, and the Funds’ tax positions expected to be taken in the Funds’ 2019 tax returns and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ tax returns. The Funds have no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended April 30, 2019, such reclassifications increased (decreased) the capital accounts as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Core	$1,179,370	$(1,179,370)
Explorer	(109)	109

Class Net Asset Values and Expenses

All income and expenses not attributable to a particular class and realized and unrealized gains or losses on investments are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing plans, administrative services plans, and distribution fees are allocated to the particular class to which they are attributable.

The Funds currently offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has equal rights as to assets of the Funds, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and shareholder servicing. Income, expenses (other than distribution and service fees, and shareholder servicing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. The Funds’ share classes include a redemption fee of 2% on the proceeds of shares redeemed within 60 days of purchase.

Derivatives

The Core Fund utilizes derivatives to achieve its investment strategies. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Core Fund. The Core Fund could experience a loss if derivatives do not perform as anticipated, or

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Options are subject to equity price risk that arises from the possibility that equity security prices will fluctuate affecting the value of the options.

Fund	Derivative	Fair Value Asset Derivatives*
Core	Purchased Options – Call	$162,500

*Statement of Assets and Liabilities location: Investments at fair value.

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the year ended April 30, 2019 are as follows:

Fund	Derivative	Realized Gain (Loss) On Derivatives Recognized in Income*	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income**
Core	Purchased Options – Call	$—	$(351,394)
	Written Options – Call	(14,453)	—

*Statement of Operations location: Net realized gain (loss) on call options written.

**Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on call options purchased.

The previously disclosed derivative instruments outstanding as of April 30, 2019 and their effect on the Statement of Operations for the year ended April 30, 2019 serve as indicators of the volume of financial derivative activity for the Funds. The following indicates the average monthly volume for the year:

	Average monthly notional value of:
Fund	Derivative	Notional Value
Core	Purchased Options	$2,212,792
	Written Options	(680,144)

Options

Call options give the owner the right to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale). Options are not treated as hedging instruments under GAAP.

Purchased option contracts – When the Fund purchases a call or put option, an amount equal to the total premium (the premium plus commission) paid by the Fund is recorded as an asset in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums paid in the purchase of options that expire are treated as realized losses. Premiums paid in the purchase of call options that are exercised will increase the cost of the underlying security purchased. Premiums paid in the purchase of put options that are exercised will decrease the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security.

Written option contracts – When the Fund writes a call or put option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums received from writing call and put options that expire are treated as realized capital gains. Premiums received from writing call options that are exercised will increase the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security. Premiums received from writing put options that are exercised will decrease the basis of the underlying security purchased.

If a closing purchase or sale transaction is used to terminate a Fund’s obligation on an option, a capital gain or loss will be realized, depending upon whether the price of the closing transaction is more or less than the premium previously paid on the option purchased or received on the option written.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

prevailing when accrued or incurred. The International Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to Investment Advisory Agreements, the Funds’ investment advisor, Toreador Research & Trading, LLC (“TRT”), provides investment services for an annual fee on the average daily net assets of the Funds.

TRT earned, waived, and reimbursed expenses for the year ended April 30, 2019 for the Funds as follows:

Fund	Fee	Management Fee Earned	Management Fee Waived	Expenses Reimbursed
Core	0.90%	$1,116,648	$452,898	$–
International	1.15%	273,106	273,106	38,889
Explorer	1.14%	211,091	187,498	–
Select	0.90%	536,624	345,316	–

TRT has entered into a written expense limitation agreement under which it has agreed to limit the total expenses for each Fund (exclusive of interest, expenses incurred under a plan or distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.95%, 0.84%, 0.83%, and 0.75% of the average daily net assets of the Core Fund, International Fund, Explorer Fund and Select Fund, respectively. Each waiver and/or reimbursement of an expense by TRT is subject to repayment by the respective fund within three years following the date such waiver and/or reimbursement was made, provided that the respective Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense cap may not be terminated prior to August 31, 2019 unless mutually agreed to in writing by the parties.

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

The total amounts of recoverable reimbursements for the Funds as of April 30, 2019, and expiration dates are as follows:

Recoverable Reimbursements and Expiration Dates
Fund	2020	2021	2022	Total
Core	$346,289	$523,289	$452,898	$1,322,476
International	–	85,689	311,995	397,684
Explorer	153,916	153,184	187,498	494,598
Select	16,565	87,695	345,316	449,576

The Funds have adopted a Distribution Plan with respect to Investor Class shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Funds compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of each Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plan provides that the Funds will pay the annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to each Fund’s shares. Because the 12b-1 fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Institutional Class Shares are sold without the imposition of 12b-1 fees.

Each of the Funds has adopted a shareholder services plan with respect to its Investor and Institutional Class Shares. Under a shareholder services plan, each of the Funds may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholder concerning their investment in the Funds; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (vi) processing purchase, exchange and redemption requests from shareholder and placing orders with the Funds or their service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Funds on behalf of shareholders.

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

For the year ended April 30, 2019, the following expenses were incurred:

Fund	Class	Type of Plan	Fees Incurred
Core	Investor Investor Institutional	12b-1 Shareholder Service Shareholder Service	$135,222 81,746 37,350
International	Investor Investor Institutional	12b-1 Shareholder Service Shareholder Service	19,352 18,189 10,573
Explorer	Investor Investor Institutional	12b-1 Shareholder Service Shareholder Service	6,124 6,124 13,743
Select	Investor Investor Institutional	12b-1 Shareholder Service Shareholder Service	14,342 14,342 36,148

First Dominion Capital Corp. (“FDCC”) acts as the Funds’ principal underwriter in the continuous public offering of the Funds’ shares. For the year ended April 30, 2019, FDCC received $574 in contingent deferred sales charge (“CDSC”) fees from redemptions from the International Fund and received no underwriting fees from the sale of the Funds’ shares.

Commonwealth Fund Services, Inc. (“CFS”) acts as the Funds’ administrator and as transfer and dividend disbursing agent for Core Fund, International Fund, Explorer Fund and Select Fund, and as accounting agent for Core Fund, Explorer Fund and Select Fund. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended April 30, 2019, the following fees were paid monthly:

Fund	Administration	Transfer Agent	Accounting
Core	$67,855	$35,112	$46,932
International	12,999	19,336	–
Explorer	10,017	8,882	7,170
Select	32,262	16,888	23,638

Certain officers of the Trust are also officers and/or directors of FDCC and CFS. Additionally, PractusTM LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of PractusTM LLP. Tina H. Bloom and Bo James Howell are Assistant Secretaries of the Trust and Partners of PractusTM LLP. Mr. Lively, Ms. Bloom and Mr. Howell receive no special compensation from the Trust or the Funds for serving as officers of the Trust.

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

NOTE 3 – INVESTMENTS

The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended April 30, 2019 were as follows:

Fund	Purchases	Sales
Core	$61,117,051	$153,455,333
International	9,843,648	12,700,749
Explorer	24,422,984	19,211,464
Select	64,026,262	24,422,280

The above amounts do not include the following:

Fund	Premiums from Options Written	Options Bought Back
Core	340,293	344,286

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax character of distributions paid during the year ended April 30, 2019 and for the year ended April 30, 2018 were as follows:

Core Fund
	Year ended April 30, 2019	Year ended April 30, 2018
Distributions paid from:
Ordinary income	$3,018,013	$924,970
Accumulated net realized gain on investments	18,620,722	4,417,040
	$21,638,735	$5,342,010

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

International Fund
	Year ended April 30, 2019	Year ended April 30, 2018
Distributions paid from:
Ordinary income	$575,842	$373,659

Explorer Fund
	Year ended April 30, 2019	Year ended April 30, 2018
Distributions paid from:
Ordinary income	$733,110	$19,503
Accumulated net realized gain on investments	819,215	275,685
	$1,552,325	$295,188

Select Fund
	Year ended April 30, 2019	Year ended April 30, 2018
Distributions paid from:
Ordinary income	$812,442	$145,246
Accumulated net realized gain on investments	81,707	—
	894,149	145,246

As of April 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Core Fund	International Fund	Explorer Fund	Select Fund
Accumulated net investment income (loss)	$1,844,446	$355,791	$54,573	$344,910
Accumulated net realized gain (loss) on investments and foreign currency transactions	12,229,242	(2,311,602)	–	287
Net unrealized appreciation (depreciation) of investments and foreign currency	12,860,984	(322,596)	825,236	5,065,156
Other gains (losses)	(39,824)	(800,124)	(51,605)	(1,044,729)
	$26,894,848	$(3,078,531)	$828,204	$4,365,624

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

Losses incurred after October 31 (Post October capital and currency losses) within the taxable year are deemed to arise on the first day of the next taxable year. As of April 30, 2019, the International Fund had a Post October currency loss of $1,419 and a Post October capital loss of $798,705, the Explorer Fund had a $51,605 Post October capital loss and the Select Fund had a $1,044,729 Post October capital loss, which were recognized on May 1, 2019.

As of April 30, 2019, the Core Fund had a late year loss of $39,824.

Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and / or longterm losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2019, the International Fund has a capital loss carryforward of $2,311,602 that may be carried forward indefinitely of which $1,655,329 is considered short term and $656,273 is considered long term.

Cost of securities for Federal Income tax purpose and the related tax-based net unrealized appreciation (depreciation) consists of:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
Core	$73,293,598	$15,746,744	$(2,885,760)	$12,860,984
International	20,125,787	2,455,294	(2,774,479)	(319,185)
Explorer	19,763,024	2,513,131	(1,687,895)	825,236
Select	74,389,459	8,374,402	(3,309,246)	5,065,156

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Shares of beneficial interest transactions for the Funds were:

Core Fund
	Year ended April 30, 2019
	Institutional Class Shares	Investor Class Shares
Shares sold	2,411,269	356,704
Shares reinvested	719,975	576,850
Shares redeemed	(2,546,031)	(5,448,676)
Net increase (decrease)	585,213	(4,515,122)

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

Core Fund
	Year ended April 30, 2018
	Institutional Class Shares	Investor Class Shares(1)
Shares sold	1,740,038	8,592,995
Shares reinvested	65,779	163,547
Shares redeemed	(1,517,675)	(6,764,443)
Net increase (decrease)	288,142	1,992,099

(1)Effective September 15, 2017, Retail Class Shares of the Core Fund were reorganized into Investor Class Shares.

International Fund
	Year ended April 30, 2019
	Institutional Class Shares	Investor Class Shares
Shares sold	257,296	27,685
Shares reinvested	17,065	12,043
Shares redeemed	(419,237)	(116,681)
Net increase (decrease)	(144,876)	(76,953)

International Fund
	Year ended April 30, 2018
	Institutional Class Shares	Class C Shares(1)	Investor Class Shares
Shares sold	273,857	277	112,502
Shares reinvested	4,267	—	2,928
Shares redeemed	(1,816,726)	(19,330)	(289,710)
Net increase (decrease)	(1,538,602)	(19,053)	(174,280)

(1)On August 28, 2017, all Class C shares of the International Fund were converted into Investor Class Shares.

Explorer Fund
	Year ended April 30, 2019
	Institutional Class Shares	Investor Class Shares
Shares sold	815,741	104,016
Shares reinvested	101,019	16,917
Shares redeemed	(412,568)	(67,661)
Net increase (decrease)	504,192	53,272

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

Explorer Fund
	Year ended April 30, 2018
	Institutional Class Shares	Investor Class Shares
Shares sold	424,061	27,174
Shares reinvested	16,247	3,388
Shares redeemed	(134,215)	(88,861)
Net increase (decrease)	306,093	(58,299)

Select Fund
	Year ended April 30, 2019
	Institutional Class Shares	Investor Class Shares
Shares sold	4,353,623	361,278
Shares reinvested	27,834	7,757
Shares redeemed	(1,280,830)	(261,786)
Net increase (decrease)	3,100,627	107,249

Select Fund
	Year ended April 30, 2018
	Institutional Class Shares	Investor Class Shares
Shares sold	2,627,929	265,336
Shares reinvested	2,225	6,879
Shares redeemed	(62,472)	(203,835)
Net increase (decrease)	2,567,682	68,380

NOTE 6 – SUBSEQUENT EVENTS

Effective August 31, 2019, the names of the Toreador Funds will be changing as follows:

Current Fund Name	New Fund Name
Toreador Core Fund	Applied Finance Core Fund
Toreador International Fund	Applied Finance Dividend Fund
Toreador Explorer Fund	Applied Finance Explorer Fund
Toreador Select Fund	Applied Finance Select Fund

ANNUAL REPORT

TOREADOR FUNDS

Notes to Financial Statements - continuedApril 30, 2019

Effective on August 31, 2019, the name of the Funds’ investment adviser will be changing from Toreador Research & Trading LLC to Applied Finance Advisors LLC (the “Adviser”). There are no changes to the ownership structure of the Adviser or portfolio managers to the Funds.

Effective August 31, 2019, the Investment Objective for the Applied Finance Dividend Fund (formerly, the Toreador International Fund), will be changed to capital appreciation and income. The Principal Investment Strategies for the same Fund will be changed to the following:

The Dividend Fund is designed to provide capital appreciation and income by identifying dividend paying companies with attractive valuations and financial characteristics. Under normal circumstances, the Fund’s portfolio is composed of approximately 25 to 35 U.S.-traded stocks (including American Depository Receipts or ADRs). The majority of the stocks will have market capitalizations greater than $5 billion at the time of purchase by the Fund. The portfolio, however, may have more or less securities with higher or lower market capitalizations depending on security availability and market conditions. The Dividend Fund is managed via a quantitative process and analyst review. The quantitative process implements screening criteria to identify companies trading at attractive valuations, as determined by our proprietary valuation methodology, and paying dividends. The analyst oversight incorporates reviewing the companies’ financial viability, corporate strengths and weaknesses, and long-term dividend payout track records.In selecting securities for the Dividend Fund, the Adviser may consider, but is not limited to, fundamental company analysis, broad sector analysis, and historical value measures, such as price/earnings ratios, operating profit margins and liquidation values. In determining which portfolio securities to sell, the Adviser may consider, but is not limited to, the following: (1) if the sector or security appears to be under-performing; (2) if the company’s management appears to be engaging in conduct not in the best interest of shareholders; (3) if it is necessary to sell loss positions to reduce taxable gains to Dividend Fund shareholders reflected in earlier sales of positions with gains; and (4) if it is necessary to raise funds to cover redemptions.

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

TOREADOR FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders of
the Toreador Funds and the
Board of Trustees of The World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Toredaor Core Fund, Toreador International Fund, Toreador Explorer Fund and Toreador Select Fund (the “Funds”), each a series of The World Funds Trust (the “Trust”), including the schedules of investments, as of April 30, 2019, the related statements of operations, the statements of changes in net assets, financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2019, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

ANNUAL REPORT

TOREADOR FUNDS

Report of Independent Registered Public Accounting Firm - continued

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 27, 2019

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (64) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	53	None
Mary Lou H. Ivey (61) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008.	53	None
Theo H. Pitt, Jr. (83) Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	53

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; (all registered investment companies).

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David A. Bogaert (55) President	Indefinite, Since August 2017

Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.

			N/A	N/A
Karen M. Shupe (55) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
Ann T. MacDonald (64) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
John H. Lively (50) Secretary	Indefinite, Since November 2013	Attorney, Practus TM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.	N/A	N/A
Tina H. Bloom (50) Assistant Secretary	Indefinite, Since November 2018

Attorney, Practus TM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2011-2017.

			N/A	N/A
Bo James Howell (37) Assistant Secretary	Indefinite, Since November 2018	Attorney, Practus TM LLP, (law firm), May 2018 to present; Founder, CCO Technology, June 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2012-2018.	N/A	N/A
Holly B. Giangiulio (57) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A
Julian G. Winters (50) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting held on February 20-21, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Toreador Research and Trading, LLC (“Toreador”) on behalf of the Toreador Core Fund, the Toreador International Fund, the Toreador Select Fund and the Toreador Explorer Fund (the “Toreador Funds”). The Board reviewed the memorandum from counsel to the Trust (“Counsel”) addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Advisory Agreement. The Trustees reviewed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by Toreador; (ii) the investment performance of the Toreador Funds; (iii) the costs of the services provided and profits realized by Toreador from its relationship with the Toreador Funds; (iv) the extent to which economies of scale would be realized if the Toreador Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Toreador Funds’ investors; and (v) Toreador’s practices regarding possible conflicts of interest.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented in connection with the approval process with respect to the Toreador Funds, including information presented to the Board in Toreador’s presentation earlier in the Meeting, as well as prior presentations by Toreador’s staff and Trust management at other meetings of the Board, including information regarding expense limitation arrangements and the manner in which the Toreador Funds are managed. The Board requested and was provided with information and reports relevant to the approval of the continuation of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Toreador Funds and its shareholders by Toreador; (ii) quarterly assessments of the investment performance of the Toreador Funds from Toreador; (iii) periodic commentary on the reasons for the performance; (iv) presentations by Toreador Funds’ management addressing Toreador’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Toreador Funds and Toreador; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Toreador; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Toreador, including financial information, a description of personnel and the services provided to the Toreador Funds, information on investment advice, performance, summaries of the Toreador Funds’ expenses, its compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Toreador Funds; (iii) the anticipated effect of size on the Toreador Funds’ performance and expenses; and (iv) benefits to be realized by Toreador from its relationship with the Toreador Funds. It was noted that Toreador is a privately held company and typically does not provide its financial information, although it made such information available to the Board for purposes of its consideration of whether to approve the Advisory Agreement. In deciding whether to approve the continuation of the Advisory Agreement, the Trustees considered numerous factors, including:

(1)The nature, extent, and quality of the services to be provided by Toreador.

In this regard, the Board considered the responsibilities Toreador has under the Advisory Agreement for each Toreador Fund. The Board reviewed the services to be provided by Toreador to the Toreador Funds including, without

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

limitation: Toreador’s procedures for formulating investment recommendations and assuring compliance with the Toreador Funds’ investment objectives and limitations; its coordination of services for the Toreador Funds among the Toreador Funds’ service providers; and its efforts to promote the Toreador Funds, grow assets, and assist in the distribution of Toreador Funds’ shares. The Board considered: Toreador’s staffing, personnel, and methods of operating; the education and experience of Toreador’s personnel; and Toreador’s compliance program, policies, and procedures. After reviewing the foregoing and further information from Toreador, the Board concluded that the quality, extent, and nature of the services provided by Toreador were satisfactory for the Toreador Funds.

(2)Investment Performance of the Toreador Funds and Toreador.

In this regard, the Board noted that Toreador does not have any clients other than the Toreador Funds and has no present plans to expand its business beyond advising mutual funds. As such, no performance as to separate accounts comparable to the Toreador Funds existed. For the Toreador Core Fund, the Board noted that peers were selected by Broadridge from the Morningstar Large Blend Category and included funds with average net assets between $75 to $350 million. The Board noted that, after two straight calendar years of top-quartile performance in 2016 and 2017, the Toreador Core Fund landed in the bottom quartile for 2018, underperforming its benchmark index for the 1-year period and for the 3-year period ended December 31, 2018. The Board also noted that the Toreador Core Fund underperformed its peer group and category medians for the 1-year period ended December 31, 2018 but outperformed the medians of both its peer group and category for the 3-year period ended December 31, 2018. For the Toreador International Fund, the Board considered that its peer group was funds with average net assets between $10 and $500 million in the Morningstar Foreign Large Value Category. The Board noted that the Toreador International Fund underperformed its benchmark index for the 1-year, 3-year and 5-year periods ended December 31, 2018. The Board further noted that the Toreador International Fund underperformed its peer group and category medians for the 1-year, 3-year and 5-year periods ended December 31, 2018, though for the 5-year period the underperformance was less than 1%. For the Toreador Explorer Fund, the Board noted that its peers were selected from the Morningstar Small Blend Category and included funds having average net assets below $50 million. The Board considered that for the 1-year and 3-year periods ended December 31, 2018, the Toreador Explorer Fund outperformed both its peer group and category medians and underperformed relative to its benchmark index. For the Toreador Select Fund, the Board noted

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

that the peers were selected from the Morningstar Large Value and Large Blend Categories and included funds with less than 100 holdings and average net assets below $100 million. The Board noted that that for the 1-year period ended December 31, 2018, the Toreador Select Fund underperformed both its peer group median and its benchmark index but outperformed its category median. The Board considered that the Toreador Select Fund had relatively little performance returns to review and did not have returns for the 3 and 5-year periods. The Board also considered that the value style of investing employed by all of the Toreador Fund was generally out of favor for the 1-year period ended December 31, 2018 as measured by the relative performance of the Russell 1000 Value index (-8.27%) and the Russell 1000 Growth index (-1.51%). Based on the foregoing, the Board concluded that the investment performance information presented for the Toreador Funds was satisfactory.

(3)The costs of the services provided and profits realized by Toreador from the relationship with the Toreador Funds.

In this regard, the Board considered Toreador’s staffing, personnel, and methods of operating; the financial condition of Toreador and the level of commitment to the Toreador Funds by Toreador and its principals; the current and expected asset levels of the Toreador Funds; the overall expenses of the Toreador Funds; and the nature and frequency of advisory fee payments. The Board noted that information was providing demonstrating that the Toreador Funds are profitable to Toreador. The Board considered the fees and expenses of each of the Toreador Funds (including the management fee) relative to each Fund’s peer group. The Board noted that while the Toreador Core Fund’s net expenses are higher than its peer group and category medians, and the Fund’s gross management fee was higher than its peer group and category medians, the Fund’s management fee net of contractual fee waivers by Toreador is below the peer group and category medians. The Trustees considered that for the Toreador Explorer Fund, net expenses are the lowest of its peer group and also lower than its category median, and that the Fund’s management fee net of contractual waivers by Toreador is less than its peer group median and significantly less than its Morningstar category median. The Trustees considered that for the Toreador International Fund, net expenses and its management fee net of contractual waivers are the lowest of its peer group and also lower than its category median. With regard to the Toreador Select Fund, the Board noted that the Fund’s net expenses are lower than the peer group median but slightly higher than the Morningstar category median, and that the Fund’s management fee net of contractual fee waivers by Toreador is lower than the peer group and category medians. The Board noted that for each Toreador

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Fund, Toreador has entered into an expense limitation agreement and for the Toreador Explorer Fund, the Toreador International Fund and the Toreador Select Fund, the Trust and Toreador in 2017 and 2018 agreed to significantly reduce the applicable expense limits. The Trustees also considered the overall quality of services provided to the Toreador Funds considering the fees and their relative comparisons and determined that those fees could have been negotiated at arms-length in light of the surroundings circumstances. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the profitability of and the fees paid to Toreador by each of the Toreador Funds were fair and reasonable.

(4)The extent to which economies of scale would be realized as the Toreador Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Toreador Funds’ investors.

In this regard, the Board considered the Toreador Funds’ fee arrangements with Toreador, including the lower expense caps recently implemented. The Board determined that although the management fee would stay the same as asset levels increased, the shareholders of the Toreador Funds would benefit from the expense limitation arrangement for each of the Toreador Funds. The Trustees also noted that the Toreador Funds would benefit from economies of scale under their agreements with service providers other than Toreador. The Board again noted Toreador does not manage any other separate accounts. Following further discussion of the Toreador Funds’ current asset levels, expectations for growth, and levels of fees, the Board determined that the Toreador Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided potential savings or protection for the benefit of the Toreador Funds’ shareholders.

(5)Possible conflicts of interest and benefits derived by Toreador.

In this regard, the Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Toreador Funds; the fact that Toreador does not utilize soft dollars; the basis of decisions to buy or sell securities for the Toreador Funds; and the substance and administration of Toreador’s code of ethics. The Board also considered the affiliations of Toreador, including its affiliate that produces and sells investment research. The Board considered Toreador’s management of conflicts of interest that could arise in light of the activities of those affiliates and Toreador’s assertion that it does not expect benefits other than receipt of advisory fees or detriments to managing the

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Toreador Funds. Based on the foregoing, the Board determined that Toreador’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors. After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Board determined that the compensation payable under the Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved the Advisory Agreement for another one-year term.

ANNUAL REPORT

TOREADOR FUNDS

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, redemption fees on certain redemptions made within 60 days of purchase of Institutional Class and Investor Class shares for Core Fund, International Fund, Explorer Fund, and Select Fund; and (2) ongoing costs, including management fees, administrative services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Toreador Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, November 1, 2018 and held for the six months ended April 30, 2019.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

TOREADOR FUNDS

Fund Expenses (unaudited) - continued

	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Annualized Expense Ratio	Expenses Paid During Period Ended* 4/30/19
Core Fund
Institutional Class Actual	$1,000.00	$1,071.38	1.00%	$5.14
Institutional Class Hypothetical**	$1,000.00	$1,020.00	1.00%	$5.01
Investor Class Actual	$1,000.00	$1,070.04	1.26%	$6.47
Investor Class Hypothetical**	$1,000.00	$1,018.70	1.26%	$6.31
International Fund
Institutional Class Actual	$1,000.00	$1,038.94	0.85%	$4.30
Institutional Class Hypothetical**	$1,000.00	$1,020.75	0.85%	$4.26
Investor Class Actual	$1,000.00	$1,018.73	1.10%	$5.51
Investor Class Hypothetical**	$1,000.00	$1,019.50	1.10%	$5.51
Explorer Fund
Institutional Class Actual	$1,000.00	$1,016.15	0.83%	$4.15
Institutional Class Hypothetical**	$1,000.00	$1,020.85	0.83%	$4.16
Investor Class Actual	$1,000.00	$1,014.06	1.08%	$5.39
Investor Class Hypothetical**	$1,000.00	$1,019.60	1.08%	$5.41
Select Fund
Institutional Class Actual	$1,000.00	$1,087.24	0.76%	$3.93
Institutional Class Hypothetical**	$1,000.00	$1,021.20	0.76%	$3.81
Investor Class Actual	$1,000.00	$1,086.89	1.01%	$5.23
Investor Class Hypothetical**	$1,000.00	$1,019.95	1.01%	$5.06

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses.

Investment Advisor:

Toreador Research & Trading, LLC
17806 IH 10
Suite 300
San Antonio, Texas 78257

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Transfer Agent and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Fund Accounting (Toreador Core, Toreador Explorer and Toreador Select):

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Legal Counsel:

Practus ™ LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

ITEM 2.

CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $65,000 for 2019 and $65,000 for 2018.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,500 for 2019 and $10,500 for 2018.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2019 and $0 for 2018.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the Toreador Funds.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)           0%

(d)           NA

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2018.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.

DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.

EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by  this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: July 8, 2019

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: July 8, 2019

* Print the name and title of each signing officer under his or her signature.